Exhibit 10.6 DANAHER CORPORATION 2007 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED STOCK OPTION AGREEMENT Unless otherwise defined herein, the terms defined in the Danaher Corporation 2007 Omnibus Incentive Plan, As Amended and Restated (the “Plan”) will have the same defined meanings in this Stock Option Agreement (the “Agreement”). I. NOTICE OF STOCK OPTION GRANT Name: Employee ID: The undersigned Optionee has been granted Options to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Agreement, as follows: Date of Grant Exercise Price per Share $ Total Number of Shares Granted Type of Option Nonstatutory Stock Option Expiration Date Tenth anniversary of Date of Grant Vesting Schedule:

1 II. AGREEMENT 1. Grant of Option. The Company hereby grants to the Optionee named in this Grant Notice (the “Optionee”), an option (the “Option” or the “Options” as the case may be) to purchase the number of shares of Common Stock (the “Shares”) set forth in the Grant Notice, at the exercise price per Share set forth in the Grant Notice (the “Exercise Price”), and subject to the terms and conditions of this Agreement and the Plan, which are incorporated herein by reference. For purposes of this Agreement, to the extent the Optionee is not employed by the Company, “Employer” means the Eligible Subsidiary that employs the Optionee. 2. Vesting. (a) Vesting Schedule. Except as may otherwise be set forth in this Agreement or in the Plan, Options awarded to the Optionee shall not vest until the Optionee continues to be actively employed with the Company or an Eligible Subsidiary for the periods required to satisfy the time-based vesting criteria (“Time-Based Vesting Criteria”) applicable to such Options. The Time-Based Vesting Criteria applicable to an Option are referred to as “Vesting Conditions,” and the earliest date upon which all Vesting Conditions are satisfied is referred to as the “Vesting Date.” The Vesting Conditions for an Option received by the Optionee are established by the Compensation Committee (the “Committee”) of the Company’s Board of Directors (or by one or more members of Company management, if such power has been delegated in accordance with the Plan and applicable law) and reflected in the account maintained for the Optionee by an external third party administrator of the Options. Further, during any approved leave of absence (and without limiting the application of any other rules governing leaves of absence that the Committee may approve from time to time pursuant to the Plan), to the extent permitted by applicable law, the Committee shall have discretion to provide that the vesting of the Options shall be frozen as of the first day of the leave (or as of any subsequent day during such leave, as applicable) and shall not resume until and unless the Optionee returns to active employment prior to the Expiration Date of the Options. (b) Fractional Shares. The Company will not issue fractional Shares upon the exercise of an Option. Any fractional Share will be rounded up and issued to the Optionee in a whole Share; provided that to the extent rounding a fractional Share up would result in the imposition of either (i) individual tax and penalty interest charges imposed under Section 409A of the U.S. Internal Revenue Code of 1986 (“Section 409A”), or (ii) adverse tax consequences if the Optionee is located outside of the United States, the fractional Share will be rounded down without the payment of any consideration in respect of such fractional Share. (c) Addenda. The provisions of Addendum A, Addendum B, Addendum C and Addendum D (collectively, the “Addenda”), are incorporated by reference herein and made a part of this Agreement. To the extent any provision in the Addenda conflicts with any provision set forth elsewhere in this Agreement (including without limitation any provisions relating to Retirement), the provision set forth in the Addenda shall control. 3. Exercise of Option. (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Grant Notice and with the applicable provisions of the Plan and this Agreement. (b) Method and Time of Exercise. This Option shall be exercisable by any method permitted by the Plan and this Agreement that is made available from time to time by the external third

2 party administrator of the Options. An exercise may be made with respect to whole Shares only, and not for a fraction of a Share. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. The Committee may require the Optionee to take any reasonable action in order to comply with any such rules or regulations. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Shares. (c) Acknowledgment of Potential Securities Law Restrictions. Unless a registration statement under the Securities Act covers the Shares issued upon exercise of an Option, the Committee may require that the Optionee agree in writing to acquire such Shares for investment and not for public resale or distribution, unless and until the Shares subject to the Options are registered under the Securities Act. The Committee may also require the Optionee to acknowledge that the Optionee shall not sell or transfer such Shares except in compliance with all applicable laws, and may apply such other restrictions as it deems appropriate. The Optionee acknowledges that the U.S. federal securities laws prohibit trading in the stock of the Company by persons who are in possession of material, non-public information, and also acknowledges and understands the other restrictions set forth in the Company’s Insider Trading Policy. (d) Automatic Exercise Upon Expiration Date. Notwithstanding any other provision of this Agreement (other than this Section), on the last trading day on which all or a portion of the outstanding Option may be exercised, if as of the close of trading on such day the then Fair Market Value of a Share exceeds the per share Exercise Price of the Option by at least $.01 (such expiring portion of the Option that is so in-the-money, an “Auto-Exercise Eligible Option”),the Optionee will be deemed to have automatically exercised such Auto-Exercise Eligible Option (to the extent it has not previously been exercised, forfeited or terminated) as of the close of trading in accordance with the provisions of this Section. In the event of an automatic exercise pursuant to this Section, the Company will reduce the number of Shares issued to the Optionee upon such automatic exercise of the Auto-Exercise Eligible Option in an amount necessary to satisfy (1) the Optionee’s Exercise Price obligation for the Auto-Exercise Eligible Option, and (2) up to the maximum amount (or such other rate that will not cause adverse accounting consequences for the Company) of tax required to be withheld in the applicable jurisdiction(s), if any, arising upon the automatic exercise in accordance with the procedures of Section 6(f) of the Plan (unless the Committee deems that a different method of satisfying the tax withholding obligations is practicable and advisable), in each case based on the Fair Market Value of the Shares as of the close of trading on the date of exercise. The Optionee may notify the Plan record-keeper in writing in advance that the Optionee does not wish for the Auto-Exercise Eligible Option to be exercised. This Section shall not apply to the Option to the extent that this Section causes the Option to fail to qualify for favorable tax treatment under applicable law. In its discretion, the Company may determine to cease automatically exercising Options at any time. 4. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following methods (or a combination thereof): (a) cash, delivered to the external third party administrator of the Options in any methodology permitted by such third party administrator; (b) upon the Administrator’s approval, through a reduction in the number of Shares issued to the Optionee upon the exercise of the Option with a value, based on their Fair Market Value on the date of exercise, equal to the aggregate Exercise Price;

3 (c) through a broker-dealer sale and remittance procedure under which the exercise notice directs that the Shares issued upon the exercise be delivered, either in certificate form or in book entry form, to a licensed broker acceptable to the Company as the agent for the Optionee and at the time the Shares are delivered to the broker, either in certificate form or in book entry form, the broker will tender to the Company cash or cash equivalents acceptable to the Company and equal to the aggregate Exercise Price; or (d) upon the Administrator’s approval, surrender of other Shares owned by the Optionee which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the exercised Options. 5. Termination. (a) General. In the event the Optionee’s active employment or other active service- providing relationship with the Company or an Eligible Subsidiary terminates for any reason (other than death, Disability, Early Retirement or Normal Retirement) whether or not in breach of applicable labor laws, unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the Option, all unvested Options shall be automatically forfeited by the Optionee as of the date of termination and the Optionee’s right to receive options under the Plan shall also terminate as of the date of termination. The Committee shall have discretion to determine whether the Optionee has ceased to be actively employed by (or, if the Optionee is a consultant or director, has ceased actively providing services to) the Company or Eligible Subsidiary, and the effective date on which such active employment (or active service-providing relationship) terminated. The Optionee’s active employer- employee or other active service-providing relationship will not be extended by any notice period mandated under applicable law (e.g., active employment shall not include a period of “garden leave”, paid administrative leave or similar period pursuant to applicable law) and in the event of the Optionee’s termination of employment (whether or not in breach of applicable labor laws), the Optionee’s right to exercise any Option after termination of employment, if any, shall be measured by the date of termination of active employment or service and shall not be extended by any notice period mandated under applicable law. Unless the Committee provides otherwise (1) termination of the Optionee’s employment will include instances in which the Optionee is terminated and immediately rehired as an independent contractor, and (2) the spin-off, sale, or disposition of the Employer from the Company or an Eligible Subsidiary (whether by transfer of shares, assets or otherwise) such that the Employer no longer constitutes an Eligible Subsidiary will constitute a termination of employment or service. (b) General Post-Termination Exercise Period. In the event the Optionee’s employment (or other active service-providing relationship, as applicable) with the Company or an Eligible Subsidiary terminates for any reason (other than death, Disability, Early Retirement, Normal Retirement or Gross Misconduct), whether or not in breach of applicable labor laws, the Optionee shall have a period of 90 days, commencing with the date the Optionee is no longer actively employed (or is no longer actively providing services, as applicable), to exercise the vested portion of any outstanding Options, subject to the Expiration Date of the Option. However, if the exercise of an Option following the Optionee’s termination of employment (to the extent such post-termination exercise is permitted under Section 11(a) of the Plan) is not covered by an effective registration statement on file with the U.S. Securities and Exchange Commission, then the Option will terminate upon the later of (i) thirty (30) days after such exercise becomes covered by an effective registration statement, (ii) in the event that a sale of Shares would subject the Optionee to liability under Section 16(b) of the Exchange Act, thirty (30) days after the last date on which such sale would result in liability, or (iii) the end of the original post-termination exercise period, but in no event may the Option be exercised after the Expiration Date of the Option.

4 (c) Death. Upon the Optionee’s death prior to termination of employment (or other active service-providing relationship, as applicable), unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the Option, all unvested Options automatically shall become fully vested and exercisable as of the date of the Optionee's death and all unexpired Options may be exercised for a period of twelve (12) months thereafter (subject to the Expiration Date of the Option) by the personal representative of the Optionee’s estate or any other person to whom the Option is transferred under a will or under the applicable laws of descent and distribution. Notwithstanding the foregoing and for the avoidance of doubt, upon termination of employment by reason of the Optionee’s death, if as of the date of death the Optionee also qualifies for Early Retirement or Normal Retirement as reflected below, the Optionee’s estate shall be entitled to the most favorable terms of both applicable termination provisions. (d) Disability. In the event the Optionee’s employment (or other active service- providing relationship) with the Company or an Eligible Subsidiary terminates by reason of the Optionee’s Disability, unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the Option, all unvested Options automatically shall become fully vested and exercisable as of the date of the Optionee's termination of employment for Disability and all unexpired Options may be exercised until the first anniversary of the termination of the Optionee’s active service-providing relationship for Disability (subject to the Expiration Date of the Option). (e) Early Retirement. In the event the Optionee’s employment (or other active service- providing relationship) with the Company or an Eligible Subsidiary terminates by reason of the Optionee’s Early Retirement, and the Date of Grant of the Option precedes the Optionee’s Early Retirement date by at least six (6) months, the unvested portion of the Options as of the Early Retirement date will continue to vest in accordance with Section 2 and such Options together with any Options that are vested as of the Optionee’s Early Retirement date shall remain outstanding and (once vested) may be exercised until the fifth anniversary of the Early Retirement date (or if earlier, the Expiration Date of the Option). If the Date of Grant of the Option does not precede the Optionee’s Early Retirement date by at least six (6) months, the Option shall be governed by the other provisions of this Section 5, as applicable. (f) Normal Retirement. In the event the Optionee’s employment (or other active service-providing relationship) with the Company or an Eligible Subsidiary terminates by reason of the Optionee’s Normal Retirement, and the Date of Grant of the Option precedes the Optionee’s Normal Retirement date by at least six (6) months, the unvested portion of the Options will continue to vest in accordance with Section 2 and such Options together with any Options that are vested as of the Optionee’s Normal Retirement date shall remain outstanding and (once vested) may be exercised until the Expiration Date of the Option. If the Date of Grant of the Option does not precede the Optionee’s Normal Retirement date by at least six (6) months, the Option shall be governed by the other provisions of this Section 5, as applicable. (g) Gross Misconduct. If the Optionee’s employment with the Company or an Eligible Subsidiary is terminated for Gross Misconduct as determined by the Administrator, the Administrator in its sole discretion may provide that all, or any portion specified by the Administrator, of the Optionee’s unexercised Options shall terminate and be forfeited immediately without consideration. The Optionee acknowledges and agrees that the Optionee’s termination of employment shall also be deemed to be a termination of employment by reason of the Optionee’s Gross Misconduct if, after the Optionee’s employment has terminated, facts and circumstances are discovered or confirmed by the Company that would have justified a termination for Gross Misconduct. (h) Violation of Post Termination Covenant. To the extent that any of the Optionee’s Options remain outstanding under the terms of the Plan or this Agreement after termination of the

5 Optionee’s employment or service-providing relationship, as applicable, with the Company or an Eligible Subsidiary, such Options shall nevertheless expire as of the date the Optionee violates any covenant not to compete or other post termination covenant that exists between the Optionee on the one hand and the Company or any Subsidiary of the Company, on the other hand. (i) Substantial Corporate Change. Upon a Substantial Corporate Change, the Optionee’s outstanding Options will terminate unless provision is made in writing in connection with such transaction for the assumption or continuation of the Options, or the substitution for such Options of any options or grants covering the stock or securities of a successor employer corporation, or a parent or subsidiary of such successor, with appropriate adjustments as to the number and kind of shares of stock and prices, in which event the Options will continue in the manner and under the terms so provided. 6. Non-Transferability of Option; Term of Option. (a) Unless the Committee determines otherwise in advance in writing, the Option may not be transferred in any manner otherwise than by will or by the applicable laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee and/or by the Optionee’s duly appointed guardian. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs and permitted successors and assigns of the Optionee. (b) Notwithstanding any other term in this Agreement, the Option may be exercised only prior to the Expiration Date set out in the Grant Notice, and may be exercised during such term only in accordance with the Plan and the terms of this Agreement. 7. Amendment of Option or Plan. (a) The Plan and this Agreement constitute the entire understanding of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof. The Optionee expressly warrants that the Optionee is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. The Board may amend, modify or terminate the Plan or any Option in any respect at any time; provided, however, that modifications to this Agreement or the Plan that materially and adversely affect the Optionee’s rights hereunder can be made only in an express written contract signed by the Company and the Optionee. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement and the Optionee’s rights under outstanding Options as it deems necessary or advisable, in its sole discretion and without the consent of the Optionee, (1) upon a Substantial Corporate Change, (2) as required by law, or (3) to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with this award of Options. (b) The Optionee acknowledges and agrees that if the Optionee changes classification from a full-time employee to a part-time employee the Committee may in its sole discretion (1) reduce or eliminate the Optionee’s unvested Options, and/or (2) extend any vesting schedule to one or more dates that occur on or before the Expiration Date. 8. Tax Obligations. (a) Withholding Taxes. Regardless of any action the Company or the Employer takes with respect to any or all federal, state, local or foreign income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items (“Tax-Related Items”), the Optionee acknowledges that the ultimate liability for all Tax-Related Items associated with the Option is and remains

6 the Optionee’s responsibility and may exceed the amount actually withheld by the Company and that the Company and the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate the Optionee’s liability for Tax-Related Items. Further, if the Optionee is subject to tax in more than one jurisdiction, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. The Optionee shall, no later than the date as of which the value of an Option first becomes includible in the gross income of the Optionee for purposes of Tax-Related Items, pay to the Company and/or the Employer, or make arrangements satisfactory to the Administrator (in its sole discretion) regarding payment of, all Tax-Related Items required by applicable law to be withheld by the Company and/or the Employer with respect to the Option. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company and/or the Employer shall, to the extent permitted by applicable law, have the right to deduct any such Tax-Related Items from any payment of any kind otherwise due to the Optionee. With the approval of the Administrator, the Optionee may satisfy the foregoing requirement by: (i) authorizing the withholding of a sufficient number of Shares otherwise issuable upon settlement of the Option that have an aggregate Fair Market Value equal to the amount of Tax-Related Items required to be withheld (the “Net Share Issuance Tax Withholding Method”); (ii) delivering a sufficient number of unrestricted Shares already owned by the Optionee that have an aggregate Fair Market Value equal to the amount of Tax-Related Items required to be withheld (the “Existing Shares Tax Withholding Method”); or (iii) authorizing the sale of a sufficient number of Shares otherwise issuable upon settlement of the Option that have an aggregate Fair Market Value equal to the amount of Tax- Related Items required to be withheld (the “Sell-To-Cover Tax Withholding Method”). For purposes of the foregoing, (A) the Optionee shall be deemed to have been issued the full number of Shares otherwise issuable on the applicable exercise date, notwithstanding that a number of whole Shares are held back or sold to satisfy the Tax-Related Items required to be withheld, (B) the Company or the Employer may determine the amount of Tax-Related Items required to be withheld, in good faith and in its sole discretion, by reference to applicable withholding rates, including maximum withholding rates, so long as such rates will not cause adverse accounting consequences, and (C) the Company may also use any other method or combination of methods of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy its withholding obligation for Tax-Related Items pertaining to any Option. (b) Code Section 409A. Payments made pursuant to the Plan and this Agreement are intended to qualify for an exemption from or comply with Section 409A. Notwithstanding any provision in the Agreement, the Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Agreement to ensure that all Options granted to the Optionees who are United States taxpayers are made in such a manner that either qualifies for exemption from or complies with Section 409A; provided, however, that the Company makes no representations that the Plan or the Options shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to the Plan or any Options granted thereunder. If this Agreement fails to meet the requirements of Section 409A, neither the Company nor

7 any of its Eligible Subsidiaries shall have any liability for any tax, penalty or interest imposed on the Optionee by Section 409A, and the Optionee shall have no recourse against the Company or any of its Eligible Subsidiaries for payment of any such tax, penalty or interest imposed by Section 409A. 9. Rights as Shareholder. Until all requirements for exercise of the Option pursuant to the terms of this Agreement and the Plan have been satisfied, the Optionee shall not be deemed to be a shareholder or to have any of the rights of a shareholder with respect to any Shares. 10. No Employment Contract. Nothing in the Plan or this Agreement constitutes an employment or service contract between the Company and the Optionee and this Agreement shall not confer upon the Optionee any right to continuation of employment or service with the Company or any of its Eligible Subsidiaries, nor shall this Agreement interfere in any way with the Company’s or any of its Eligible Subsidiaries right to terminate the Optionee’s employment or service at any time, with or without cause (subject to any employment or service agreement the Optionee may otherwise have with the Company or an Eligible Subsidiary thereof and/or applicable law). 11. Board Authority. The Board and/or the Committee shall have the power to interpret this Agreement and to adopt such rules for the administration, interpretation and application of this Agreement as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether any Options have vested). All interpretations and determinations made by the Board and/or the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons and such determinations of the Board and/or the Committee do not have to be uniform nor do they have to consider whether optionees are similarly situated. 12. Headings. The captions used in this Agreement and the Plan are inserted for convenience and shall not be deemed to be a part of the Option for construction and interpretation. 13. Electronic Delivery. (a) If the Optionee executes this Agreement electronically, for the avoidance of doubt, the Optionee acknowledges and agrees that the Optionee’s execution of this Agreement electronically (through an on-line system established and maintained by the Company or a third party designated by the Company, or otherwise) shall have the same binding legal effect as would execution of this Agreement in paper form. The Optionee acknowledges that upon request of the Company the Optionee shall also provide an executed, paper form of this Agreement. (b) If the Optionee executes this Agreement in paper form, for the avoidance of doubt the parties acknowledge and agree that it is their intent that any agreement previously or subsequently entered into between the parties that is executed electronically shall have the same binding legal effect as if such agreement were executed in paper form. (c) If the Optionee executes this Agreement multiple times (for example, if the Optionee first executes this Agreement in electronic form and subsequently executes this Agreement in paper form), the Optionee acknowledges and agrees that (i) no matter how many versions of this Agreement are executed and in whatever medium, this Agreement only evidences a single grant of Options relating to the number of Shares set forth in the Grant Notice and (ii) this Agreement shall be effective as of the earliest execution of this Agreement by the parties, whether in paper form or electronically, and the subsequent execution of this Agreement in the same or a different medium shall in no way impair the binding legal effect of this Agreement as of the time of original execution.

8 (d) The Company may, in its sole discretion, decide to deliver by electronic means any documents related to the Option, to participation in the Plan, or to future awards granted under the Plan, or otherwise required to be delivered to the Optionee pursuant to the Plan or under applicable law, including but not limited to, the Plan, this Agreement, the Plan prospectus and any reports of the Company generally provided to shareholders. Such means of electronic delivery may include, but do not necessarily include, the delivery of a link to the Company’s intranet or the internet site of a third party involved in administering the Plan, the delivery of documents via electronic mail (“e-mail”) or such other means of electronic delivery specified by the Company. By executing this Agreement, the Optionee hereby consents to receive such documents by electronic delivery. At the Optionee’s written request to the Secretary of the Company, the Company shall provide a paper copy of any document at no cost to the Optionee. 14. Data Privacy. The Company is located at 2200 Pennsylvania Avenue, NW, Suite 800W, Washington, D.C., 20037, United States of America and grants Options under the Plan to employees of the Company and its Subsidiaries in its sole discretion. In conjunction with the Company’s grant of Options under the Plan and its ongoing administration of such awards, the Company is providing the following information about its data collection, processing and transfer practices (“Personal Data Activities”). In accepting the grant of the Option, the Optionee expressly and explicitly consents to the Personal Data Activities as described herein. (a) Data Collection, Processing and Usage. The Company collects, processes and uses the Optionee’s personal data, including the Optionee’s name, home address, email address, and telephone number, date of birth, social insurance/passport number or other identification number (e.g. resident registration number), salary, citizenship, job title, any Shares or directorships held in the Company, and details of all Options or any other equity compensation awards granted, cancelled, exercised, vested, or outstanding in the Optionee’s favor, which the Company receives from the Optionee or the Employer (“Personal Information”). In granting the Option under the Plan, the Company will collect the Optionee’s Personal Information for purposes of allocating Shares and implementing, administering and managing the Plan. The Company’s legal basis for the collection, processing and usage of the Optionee’s Personal Information is the Optionee’s consent. (b) Stock Plan Administration Service Provider. The Company transfers the Optionee’s Personal Information to Fidelity Stock Plan Services LLC, an independent service provider based in the United States, which assists the Company with the implementation, administration and management of the Plan (the “Stock Plan Administrator”). In the future, the Company may select a different Stock Plan Administrator and share the Optionee’s Personal Information with another company that serves in a similar manner. The Stock Plan Administrator will open an account for the Optionee to receive and trade Shares acquired under the Plan. The Optionee will be asked to agree on separate terms and data processing practices with the Stock Plan Administrator, which is a condition to the Optionee’s ability to participate in the Plan. (c) International Data Transfers. The Company and the Stock Plan Administrator are based in the United States. The Optionee should note that the Optionee’s country of residence may have enacted data privacy laws that are different from the United States. The Company’s legal basis for the transfer of the Optionee’s Personal Information to the United States is the Optionee’s consent. (d) Voluntariness and Consequences of Consent Denial or Withdrawal. The Optionee’s participation in the Plan and the Optionee’s grant of consent is purely voluntary. The Optionee may deny or withdraw the Optionee’s consent at any time. If the Optionee does not consent, or if the Optionee later withdraws the Optionee’s consent, the Optionee may be unable to participate in the Plan. This would not affect the Optionee’s existing employment or salary; instead, the Optionee merely may forfeit the opportunities associated with the Plan.

9 (e) Data Subject Rights. The Optionee may have a number of rights under the data privacy laws in the Optionee’s country of residence. For example, the Optionee’s rights may include the right to (i) request access or copies of personal data the Company processes, (ii) request rectification of incorrect data. (iii) request deletion of data, (iv) place restrictions on processing, (v) lodge complaints with competent authorities in the Optionee’s country of residence, and/or (vi) request a list with the names and addresses of any potential recipients of the Optionee’s Personal Information. To receive clarification regarding the Optionee’s rights or to exercise the Optionee’s rights, the Optionee should contact the Optionee’s local human resources department. 15. Waiver of Right to Jury Trial. EACH PARTY, TO THE FULLEST EXTENT PERMITTED BY LAW, WAIVES ANY RIGHT OR EXPECTATION AGAINST THE OTHER TO TRIAL OR ADJUDICATION BY A JURY OF ANY CLAIM, CAUSE OR ACTION ARISING WITH RESPECT TO THE OPTION OR HEREUNDER, OR THE RIGHTS, DUTIES OR LIABILITIES CREATED HEREBY. 16. Agreement Severable. In the event that any provision of this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement. 17. Governing Law and Venue. The laws of the State of Delaware (other than its choice of law provisions) shall govern this Agreement and its interpretation. For purposes of litigating any dispute that arises with respect to this Option, this Agreement or the Plan, the parties hereby submit to and consent to the jurisdiction of the State of Delaware, and agree that such litigation shall be conducted in the courts of New Castle County, or the United States Federal court for the District of Delaware, and no other courts; and waive, to the fullest extent permitted by law, any objection that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in any such court is improper or that such proceedings have been brought in an inconvenient forum. Any claim under the Plan, this Agreement or any Option must be commenced by the Optionee within twelve (12) months of the earliest date on which the Optionee’s claim first arises, or the Optionee’s cause of action accrues, or such claim will be deemed waived by the Optionee. 18. Nature of Option. In accepting the Option, the Optionee acknowledges and agrees that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; (b) the Plan is operated and the Options are granted solely by the Company and only the Company is a party to this Agreement; accordingly, any rights the Optionee may have under this Agreement may be raised only against the Company; (c) no entity other than the Company has any obligation to make any payment of any kind to the Optionee under this Agreement; (d) the award of the Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of options, benefits in lieu of options or other equity awards, even if options have been granted in the past; (e) all decisions with respect to equity awards, if any, shall be at the sole discretion of the Company;

10 (f) the Optionee’s participation in the Plan is voluntary; (g) the Option, and the income and value of same, is an extraordinary item that (i) does not constitute compensation of any kind for services of any kind rendered to the Company or any Subsidiary, and (ii) is outside the scope of the Optionee’s employment or service contract, if any; (h) the Option, and the income and value of same, is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or any Subsidiary; (i) the Option and any Shares acquired under the Plan, and the income from and value of same, are not intended to replace or supplement any pension rights or compensation; (j) unless otherwise agreed with the Company in writing, the Option, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Optionee may provide as a director of any Subsidiary; (k) the future value of the underlying Shares is unknown, undeterminable and cannot be predicted with certainty; (l) if the Shares do not increase in value, the Option will have no value; (m) if the Optionee exercises the Option and obtains Shares, the value of the Shares obtained upon exercise may increase or decrease in value, even below the Exercise Price; (n) in consideration of the award of the Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Option, or recoupment of any Shares acquired under the Plan, or Shares purchased through the exercise of the Option, resulting from (i) termination of the Optionee’s employment or continuous service with the Company or any Subsidiary (for any reason whatsoever, whether or not later found to be invalid or in breach of applicable labor laws of the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any), and / or (ii) the application of any recoupment policy or any recovery or clawback policy otherwise required by law (including, but not limited to, the Policies as defined and addressed in Section 28), and in consideration of the grant of the Options, the Optionee agrees not to institute any claim against the Company or any Subsidiary; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing/electronically accepting this Agreement, the Optionee shall be deemed to have irrevocably waived the Optionee’s entitlement to pursue or seek remedy for any such claim; and (o) neither the Company, the Employer nor any other Eligible Subsidiary shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the U.S. Dollar that may affect the value of the Option or of any amounts due to the Optionee pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise. 19. Language. The Optionee acknowledges that the Optionee is proficient in the English language, or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Optionee to understand the terms and conditions of this Agreement. If the Optionee has received the Plan, this Agreement or any other document related to the Plan translated into a language other than English and if

11 the meaning of the translated version is different than the English version, the English version will control, unless otherwise prescribed by applicable law. 20. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. 21. Waiver. The Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Optionee or any other participant. 22. Insider Trading/Market Abuse Laws. By accepting the Options, the Optionee acknowledges that the Optionee is bound by all the terms and conditions of any Company insider trading policy as may be in effect from time to time. The Optionee further acknowledges that, depending on the Optionee’s country, the Optionee may be or may become subject to insider trading restrictions and/or market abuse laws, which may affect the Optionee’s ability to accept, acquire, sell or otherwise dispose of Shares, rights to Shares (e.g., Options) or rights linked to the value of Shares under the Plan during such times as the Optionee is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Optionee placed before the Optionee possessed inside information. Furthermore, the Optionee could be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any Company insider trading policy as may be in effect from time to time. The Optionee acknowledges that it is the Optionee’s personal responsibility to comply with any applicable restrictions, and the Optionee should speak to the Optionee’s personal advisor on this matter. 23. Legal and Tax Compliance; Cooperation. If the Optionee resides or is employed outside of the United States, the Optionee agrees, as a condition of the grant of the Options, to repatriate all payments attributable to the Shares and/or cash acquired under the Plan (including, but not limited to, dividends and any proceeds derived from the sale of Shares acquired pursuant to the Options) if required by and in accordance with local foreign exchange rules and regulations in the Optionee’s country of residence (and country of employment, if different). In addition, the Optionee also agrees to take any and all actions, and consent to any and all actions taken by the Company and its Eligible Subsidiaries, as may be required to allow the Company and its Eligible Subsidiaries to comply with local laws, rules and regulations in the Optionee’s country of residence (and country of employment, if different). Finally, the Optionee agrees to take any and all actions as may be required to comply with the Optionee’s personal legal and tax obligations under local laws, rules and regulations in the Optionee’s country of residence (and country of employment, if different). 24. Private Offering. The grant of the Options is not intended to be a public offering of securities in the Optionee’s country of residence (and country of employment, if different). The Company has not submitted any registration statement, prospectus or other filing with the local securities authorities with respect to the grant of the Options (unless otherwise required under local law). No employee of the Company is permitted to advise the Optionee on whether the Optionee should purchase Shares under the Plan or provide the Optionee with any legal, tax or financial advice with respect to the grant of the Options. Investment in Shares involves a degree of risk. Before deciding to purchase Shares pursuant to the Options, the Optionee should carefully consider all risk factors and tax considerations relevant to the acquisition of Shares under the Plan or the disposition of such Shares. Further, the Optionee should carefully review all of the materials related to the Options and the Plan, and the

12 Optionee should consult with the Optionee’s personal legal, tax and financial advisors for professional advice in relation to the Optionee’s personal circumstances. 25. Foreign Asset/Account Reporting Requirements and Exchange Controls. The Optionee’s country may have certain exchange control and/or foreign asset/account reporting requirements which may affect the Optionee’s ability to acquire or hold Shares under the Plan or cash received from participating in the Plan (including from any dividends paid on Shares or sale proceeds resulting from the sale of Shares) in a brokerage or bank account outside the Optionee’s country. The Optionee may be required to report such accounts, assets or transactions to the tax or other authorities in the Optionee’s country. The Optionee may be required to repatriate sale proceeds or other funds received as a result of the Optionee’s participation in the Plan to the Optionee’s country through a designated bank or broker within a certain time after receipt. The Optionee acknowledges that it is the Optionee’s responsibility to comply with any applicable regulations, and that the Optionee should speak to the Optionee’s personal advisor on this matter. 26. Country-Specific Provisions. Notwithstanding any provisions of this Agreement, the Option and any Shares acquired under the Plan shall be subject to any additional or different terms and conditions for the Optionee’s country of employment (and country of residence, if different) as set forth in any Addenda. Moreover, if the Optionee relocates to or otherwise becomes subject to the laws, rules and/or regulations of one of the countries included in any of the Addenda, the additional or different terms and conditions for such country will apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons and provided the imposition of the term or condition will not result in any adverse accounting expense with respect to the Option (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Optionee’s transfer). The Addenda constitute part of the Agreement. 27. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons and provided the imposition of the term or condition will not result in any adverse accounting expense to the Company, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 28. Recoupment. The Options granted pursuant to this Agreement are subject to the terms of all compensation clawback policies approved by or pursuant to delegation from the Danaher Corporation Board of Directors (or the Compensation Committee thereof) from time to time (collectively, the “Policies”) if and to the extent any of the Policies by its terms applies to the Options, and to the terms required by applicable law; and the terms of the Policies and such applicable law are incorporated by reference herein and made a part hereof. For purposes of the foregoing, the Optionee expressly and explicitly authorizes the Company to issue instructions, on the Optionee's behalf, to any brokerage firm and/or third party administrator engaged by the Company to hold the Optionee's Shares and other amounts acquired pursuant to the Optionee's Options, to re-convey, transfer or otherwise return such Shares and/or other amounts to the Company upon the Company's enforcement of the Policies. To the extent that the Agreement and any of the Policies conflict, the terms of the Policies shall prevail. 29. Notices. The Company may, directly or through its third party stock plan administrator, endeavor to provide certain notices to the Optionee regarding certain events relating to awards that the Optionee may have received or may in the future receive under the Plan, such as notices reminding the Optionee of the vesting or expiration date of certain awards. The Optionee acknowledges and agrees that (1) the Company has no obligation (whether pursuant to this Agreement or otherwise) to provide any such notices; (2) to the extent the Company does provide any such notices to the Optionee the Company does not thereby assume any obligation to provide any such notices or other notices; and (3) the Company, its

13 Subsidiaries and the third party stock plan administrator have no liability for, and the Optionee has no right whatsoever (whether pursuant to this Agreement or otherwise) to make any claim against the Company, any of its Subsidiaries or the third party stock plan administrator based on any allegations of, damages or harm suffered by the Optionee as a result of the Company’s failure to provide any such notices or the Optionee’s failure to receive any such notices. The Optionee further agrees to notify the Company upon any change in the Optionee’s residence address. 30. Limitations on Liability. Notwithstanding any other provisions of the Plan or this Agreement, no individual acting as a director, employee, or agent of the Company or any of its Subsidiaries will be liable to the Optionee or the Optionee’s spouse, beneficiary, or any other person or entity for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable because of any contract or other instrument the Optionee executes in such other capacity. No member of the Board or of the Committee will be liable for any action or determination (including, but not limited to, any decision not to act) made in good faith with respect to the Plan or any Option. 31. Consent and Agreement With Respect to Plan. The Optionee (a) acknowledges that the Plan and the prospectus relating thereto are available to the Optionee on the website maintained by the Stock Plan Administrator; (b) represents that the Optionee has read and is familiar with the terms and provisions thereof, has had an opportunity to obtain the advice of counsel of the Optionee’s choice prior to executing this Agreement and fully understands all provisions of the Agreement and the Plan; (c) accepts this Option subject to all of the terms and provisions thereof; (d) consents and agrees to all amendments that have been made to the Plan since it was adopted in 2007 (and for the avoidance of doubt consents and agrees to each amended term reflected in the Plan as in effect on the date of this Agreement), and consents and agrees that all options and restricted stock units, if any, held by the Optionee that were previously granted under the Plan as it has existed from time to time are now governed by the Plan as in effect on the date of this Agreement (except to the extent the Committee has expressly provided that a particular Plan amendment does not apply retroactively); and (e) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement.

14 [If the Agreement is signed in paper form, complete and execute the following:] OPTIONEE DANAHER CORPORATION Signature Signature Print Name Print Name Title Residence Address Declaration of Data Privacy Consent. By providing the additional signature below, the Optionee explicitly declares the Optionee’s consent to the data processing operations described in Section 14 of this Agreement. This includes, without limitation, the transfer of the Optionee’s Personal Information to, and the processing of such data by, the Company, the Employer or, as the vase may be, the Stock Plan Administrator in the United States. The undersigned may withdraw the Optionee’s consent at any time, with future effect and for any or no reason as described in Section 14 of this Agreement. OPTIONEE Signature

15 ADDENDUM A This Addendum A includes additional terms and conditions that govern the Option granted to the Optionee if the Optionee resides and/or works in one of the countries listed herein. Capitalized terms used but not defined herein shall have the same meanings ascribed to them in the Grant Notice, the Agreement or the Plan. This Addendum A also includes information regarding securities, exchange control, tax and certain other issues of which the Optionee should be aware with respect to the Optionee’s participation in the Plan. The information is based on the securities, exchange control, tax and other laws in effect as of January 2026. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Optionee not rely on the information contained herein as the only source of information relating to the consequences of the Optionee’s participation in the Plan because the information may be out of date at the time the Optionee exercises the Option or sells Shares acquired under the Plan. In addition, this Addendum A is general in nature and may not apply to the Optionee’s particular situation, and the Company is not in a position to assure the Optionee of any particular result. Accordingly, the Optionee should to seek appropriate professional advice as to how the relevant laws in the Optionee’s country apply to the Optionee’s specific situation. If the Optionee is a citizen or resident (or is considered as such for local tax purposes) of a country other than the one in which the Optionee is currently working and/or residing, or if the Optionee transfers employment and/or residency to another country after the grant of the Option, the information contained herein may not be applicable to the Optionee in the same manner. BRAZIL / EUROPEAN UNION (“EU”) / EUROPEAN ECONOMIC AREA (“EEA”) / SWITZERLAND / THE UNITED KINGDOM Data Privacy If the Optionee resides and/or is employed in Brazil, the EU / EEA, Switzerland or the United Kingdom, the following provision replaces Section 14 of the Agreement: The Company is located at 2200 Pennsylvania Avenue, NW, Suite 800W, Washington, D.C., 20037, United States of America and grants Options under the Plan to employees of the Company and its Subsidiaries in its sole discretion. The Optionee should review the following information about the Company’s data processing practices. (a) Data Collection, Processing and Usage. Pursuant to applicable data protection laws, the Optionee is hereby notified that the Company collects, processes, and uses certain personally-identifiable information about the Optionee; specifically, including the Optionee’s name, home address, email address and telephone number, date of birth, social insurance/passport or other identification number (e.g., resident registration number), salary, citizenship, job title, any Shares or directorships held in the Company, and details of all Options or any other equity compensation awards granted, cancelled, exercised, vested, or outstanding in the Optionee’s favor, which the Company receives from the Optionee or the Employer (“Personal Information”). In granting the Options under the Plan, the Company will collect the Optionee’s Personal Information for purposes of allocating Shares and implementing, administering and managing the Plan. The Company’s legal basis for collecting, processing and using the Optionee’s Personal Information will be the Company’s legitimate interest of managing the Plan and generally administering employee equity awards, the Company’s necessity to execute its contractual obligations under the Agreement and to comply with its legal obligations. The Optionee’s refusal to

16 provide Personal Information may affect the Optionee’s ability to participate in the Plan. As such, by participating in the Plan, the Optionee voluntarily acknowledges the collection, processing and use, of the Optionee’s Personal Information as described herein. (b) Stock Plan Administration Service Provider. The Company transfers the Optionee’s Personal Information to Fidelity Stock Plan Services LLC, an independent service provider based in the United States, which assists the Company with the implementation, administration and management of the Plan (the “Stock Plan Administrator”). In the future, the Company may select a different Stock Plan Administrator and share the Optionee’s Personal Information with another company that serves in a similar manner. The Stock Plan Administrator will open an account for the Optionee to receive and trade Shares acquired under the Plan. The Optionee will be asked to agree on separate terms and data processing practices with the Stock Plan Administrator, which is a condition to the Optionee’s ability to participate in the Plan. (c) International Data Transfers. The Company and the Stock Plan Administrator are based in the United States. The Company can only meet its contractual obligations to the Optionee if the Optionee’s Personal Information is transferred to the United States. The Company’s legal basis for the transfer of the Optionee’s Personal Information to the United States is to satisfy its contractual obligations under the terms of the Agreement and/or its use of the standard data protection clauses adopted by the European Commission. (d) Data Retention. The Company will use the Optionee’s Personal Information only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax and securities laws. When the Company no longer needs the Optionee’s Personal Information, the Company will remove it from its systems. If the Company keeps the Optionee’s Personal Information longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be for compliance with relevant laws or regulations. (e) Data Subjects Rights. The Optionee may have a number of rights under data privacy laws in the Optionee’s country of residence (and country of employment, if different). For example, the Optionee’s rights may include the right to (i) request access or copies of Personal Information the Company processes pursuant to the Agreement, (ii) request rectification of incorrect Personal Information, (iii) request deletion of Personal Information, (iv) request restrictions on processing of Personal Information, (v) lodge complaints with competent authorities in the Optionee’s country of residence (and country of employment, if different), and/or (vi) request a list with the names and addresses of any potential recipients of the Optionee’s Personal Information. To receive clarification regarding the Optionee’s rights or to exercise the Optionee’s rights, the Optionee should contact the Optionee’s local human resources department.

17 AUSTRALIA TERMS AND CONDITIONS Australian ESS Offer Document The Optionee understands that the offering of the Plan in Australia is being made under Division 1A of Part 7.12 of the Corporations Act 2001 (Cth). Please note that if the Optionee offers Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. The Optionee should obtain legal advice on the Optionee’s disclosure obligations prior to making any such offer. Participation in the Plan is subject to the terms and conditions set forth in the Australian Offer Document, (which is attached hereto as Addendum B), the Plan and the Agreement provided to the Optionee. Options Conditioned on Satisfaction of Regulatory Obligations If the Optionee is (a) a director of a Subsidiary incorporated in Australia, or (b) a person who is a management-level executive of a Subsidiary incorporated in Australia and who also is a director of a Subsidiary incorporated outside of Australia, the grant of the Option is conditioned upon satisfaction of the shareholder approval provisions of section 200B of the Corporations Act 2001 (Cth) in Australia. Termination Sections 5(e) and (f) of the Agreement, (Early Retirement and Normal Retirement, respectively), shall not apply to any Optionee who as of the Date of Grant is on permanent, non-temporary assignment in Australia. Instead, the provisions of Section 5(a) (General), shall apply, notwithstanding the provisions therein regarding Early Retirement and Normal Retirement to the contrary. NOTIFICATIONS Tax Information The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) (the “Act”) applies (subject to the conditions in that Act). Securities Law Notice If the Optionee acquires Shares under the Plan and subsequently offers such Shares for sale to a person or entity resident in Australia, such offer may be subject to disclosure requirements under Australian law. The Optionee should obtain legal advice regarding any applicable disclosure requirements prior to making any such offer. Exchange Control Notice Exchange control reporting is required for cash transactions exceeding a certain threshold (currently AUD 10,000) and international fund transfers of any amount. The Australian bank assisting with the transaction will file the report for the Optionee. If there is no Australian bank involved in the transfer, the Optionee will be responsible for filing the report. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Optionee may have in connection with the Optionee’s participation in the Plan.

18 AUSTRIA TERMS AND CONDITIONS None. NOTIFICATIONS Exchange Control Notice If the Optionee holds securities (including Shares acquired under the Plan) or cash (including proceeds from the sale of Shares) outside Austria, the Optionee will be required to report certain information to the Austrian National Bank if certain thresholds are exceeded. Specifically, if the Optionee holds securities outside Austria, reporting requirements will apply if the value of such securities meets or exceeds a certain threshold (currently EUR 5,000,000) as of the end of any calendar quarter. Further, if the Optionee holds cash in accounts outside Austria, monthly reporting requirements will apply if the aggregate transaction volume of such cash accounts meets or exceeds a certain threshold (currently EUR 10,000,000). These thresholds may be subject to change. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Optionee may have in connection with the Optionee’s participation in the Plan. BELGIUM TERMS AND CONDITIONS Acceptance of Options Options granted to the Optionee in Belgium shall not be accepted by the Optionee earlier than the 61st day following the Offer Date. The Offer Date is the date on which the Company notifies the Optionee of the material terms and conditions of the Option grant. Any acceptance given by the Optionee before the 61st day following the grant date shall be null and void. NOTIFICATIONS Foreign Asset/Account Reporting Information The Optionee is required to report any securities (e.g., Shares acquired under the Plan) or bank accounts (including brokerage accounts) opened and maintained outside of Belgium on the Optionee’s annual tax return. The Optionee will also be required to complete a separate report, providing the National Bank of Belgium with details regarding any such account (including the account number, the name of the bank in which such account is held and the country in which such account is located). This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under Kredietcentrales / Centrales des crédits caption. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Optionee may have in connection with the Optionee’s participation in the Plan. Stock Exchange Tax Information A stock exchange tax applies to transactions executed by a Belgian resident through a non-Belgian financial intermediary, such as a U.S. broker. The stock exchange tax will apply when Shares acquired pursuant to

19 the Option are sold. The Optionee should consult with the Optionee’s personal tax or financial advisor for additional details on the Optionee’s obligations with respect to the stock exchange tax. Annual Securities Account Tax An annual securities accounts tax may be payable if the total value of securities held in a Belgian or foreign securities account (e.g., Shares acquired under the Plan) exceeds a certain threshold on four reference dates within the relevant reporting period (i.e., December 31, March 31, June 30 and September 30). In such case, the tax will be due on the value of the qualifying securities held in such account. The Optionee should consult with the Optionee’s personal tax or financial advisor for additional details on the Optionee’s obligations with respect to the annual securities account tax. BRAZIL TERMS AND CONDITIONS Labor Law Policy and Acknowledgment The following provision supplements Section 18 of the Agreement: By accepting the Option, the Optionee agrees that the Optionee is (i) making an investment decision and (ii) the value of the underlying Shares is not fixed and may increase or decrease in value over the vesting period without compensation to the Optionee. Compliance with Law By accepting the Option, the Optionee acknowledges that the Optionee agrees to comply with applicable Brazilian laws and pay any and all applicable taxes associated with the exercise of the Option, the receipt of any dividends, and the sale of Shares acquired under the Plan. NOTIFICATIONS Foreign Asset/Account Reporting Information If the Optionee is a resident or domiciled in Brazil, the Optionee may be required to submit an annual declaration of assets and rights held outside of Brazil to the Central Bank of Brazil. If the aggregate value of such assets and/or rights is USD 1,000,000 or more but less than USD 100,000,000, a declaration must be submitted annually. If the aggregate value exceeds USD 100,000,000, a declaration must be submitted quarterly. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Optionee may have in connection with the Optionee’s participation in the Plan. Tax on Financial Transaction (IOF) Repatriation of funds (e.g., the proceeds from the sale of Shares) into Brazil and the conversion of USD into BRL associated with such fund transfers may be subject to the Tax on Financial Transactions. It is the Optionee’s responsibility to comply with any applicable Tax on Financial Transactions arising from the Optionee’s participation in the Plan. The Optionee should consult with the Optionee’s personal tax advisor for additional details.

20 CANADA TERMS AND CONDITIONS Non-Qualified Securities. All or a portion of the Shares subject to the Option may be “non-qualified securities” within the meaning of the Income Tax Act (Canada). The Company shall provide the Optionee with additional information and/or appropriate notification regarding the characterization of the Option for Canadian income tax purposes as may be required by the Income Tax Act (Canada) and the regulations thereunder. Method of Payment and Tax Obligations The following provision supplements Sections 4 and 8(a) of the Agreement: Notwithstanding any discretion in the Plan or in the Agreement, without the Company’s consent, the Optionee is not permitted to pay the Exercise Price by the method set forth in Section 4(c), nor is the Optionee permitted to pay for any Tax-Related Items by the delivery of (i) unencumbered Shares, or (ii) withholding in Shares otherwise issuable to the Optionee upon exercise, as set forth in Section 8(a).Nature of Grant Subsections 18(c), 18(d), 18(h), and 18(n) of the Agreement are subject to such explicit and minimal requirements set forth under applicable legislation. Forfeiture Upon Termination of Employment The following provision replaces Section 5(a) of the Agreement: For purposes of the Options, except as explicitly and minimally required under applicable legislation, (A) the Optionee’s employment will be considered terminated, and (B) the Optionee’s right (if any) to earn, seek damages in lieu of, vest in or exercise the Options, or otherwise benefit from or participate in the Plan, and any portion of the Options and the Shares subject to the Options granted to the Optionee under the Plan, will be measured by and immediately terminate as of the date that is the earlier of: (i) the date the Optionee is no longer actively providing service to the Company, the Employer or any Eligible Subsidiary, and (ii) the date the Optionee receives written notice of termination, regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment or other laws or otherwise rendering services or the terms of the Optionee’s employment or other service agreement, if any (“Termination Date”). Except to the extent explicitly and minimally required by applicable legislation, the Termination Date shall exclude any period during which notice, pay in lieu of notice or related damages or payments are provided or mandated under applicable law (including, but not limited to, statute, contract, regulatory law and/or common or civil law) in the jurisdiction where the Optionee is employed or otherwise providing services or the terms of the Optionee’s employment or other service agreement, if any. The Optionee will not earn or be entitled to any pro-rated vesting or other participation in the Plan for that portion of time before the Termination Date (as determined by this provision), nor will the Optionee be entitled to any compensation for lost vesting or other participation. Subject to applicable legislation, the Company shall have the

21 exclusive discretion to determine when the Optionee is no longer actively providing services for purposes of the Options (including whether the Optionee may still be considered to be providing services while on a leave of absence). If, notwithstanding the foregoing, applicable employment legislation explicitly requires continued vesting during a statutory notice period, the Optionee’s right to vest in the Option under the Plan or otherwise participate in or benefit from the Plan, if any, will terminate effective as of the last day of the minimum statutory notice period, but the Optionee will not earn or be entitled to pro-rated vesting or other participation if the vesting or payment date falls after the end of the Optionee’s statutory notice period, nor will the Optionee be entitled to any compensation for the lost vesting or other participation. For clarity, any reference to a Termination Date, Termination or termination of employment under the Agreement or the Plan will be interpreted to mean the Termination Date as defined herein. The following two provisions apply if the Optionee is a resident of Quebec: Language. A French translation of this Agreement, the Plan and certain other documents related to the offer will be made available to the Optionee as soon as reasonably practicable following the Optionee’s written request. Notwithstanding the Language provision included in Section 19 of the Agreement, to the extent required by applicable law and unless the Optionee indicates otherwise, the French translation of such documents will govern the Optionee’s participation in the Plan. Langue. Une traduction française du présent Contrat, du Plan et de certains autres documents liés à l’offre sera mise à la disposition du Bénéficiaire dès que cela sera raisonnablement possible après la demande écrite du titulaire de l’option. Nonobstant la disposition reprise ci-dessus dans la Section 19 du Contrat relative à la Langue, dans la mesure où la loi applicable l’exige et à moins que le Bénéficiaire n’indique le contraire, la traduction française de ces documents régira la participation au Plan du Bénéficiaire. Data Privacy The provision supplements Section 14 of the Agreement: The Optionee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Optionee’s awards under the Plan. The Optionee further authorizes the Company, its Subsidiaries and the Stock Plan Administrator to disclose and discuss the Optionee’s participation in the Plan with their respective advisors. The Optionee further authorizes the Company and its Subsidiaries to record such information and to keep such information in the Optionee’s employee file. The Optionee acknowledges that the Optionee’s personal information, including any sensitive personal information, may be transferred or disclosed outside the province of Quebec, including to the U.S. If applicable, the Optionee also acknowledges that the Company, its Subsidiaries and the Stock Plan Administrator may use technology for profiling purposes and to make automated decisions that may have an impact on the Optionee or the administration of the Plan. NOTIFICATIONS Securities Law Notice The Optionee is permitted to sell Shares acquired under the Plan through the designated broker appointed under the Plan, if any (or any other broker acceptable to the Company), provided the resale of Shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed. The Shares are currently listed on the New York Stock Exchange.

22 Foreign Asset/Account Reporting Information Specified foreign property, including Options, Shares acquired under the Plan, and other rights to receive shares of a non-Canadian company held by a Canadian resident must generally be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of the foreign property exceeds CAD 100,000 at any time during the year. Thus, Options must be reported – generally at a nil cost – if the CAD 100,000 cost threshold is exceeded because the Optionee holds other specified foreign property. When Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB would ordinarily equal the fair market value of the Shares at the time of acquisition, but if the Optionee owns other shares of the Company, this ACB may need to be averaged with the ACB of the other shares. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Optionee may have in connection with the Optionee’s participation in the Plan. CHINA TERMS AND CONDITIONS Exchange Control Restrictions Applicable to the Optionees who are PRC Nationals If the Optionee is a local national of the People’s Republic of China (“PRC”), the Optionee understands that, except as otherwise provided herein, the Optionee’s Options can be exercised only by means of the cashless sell-all method, under which all Shares underlying the Options are immediately sold upon exercise. In addition, the Optionee understands and agrees that, pursuant to local exchange control requirements, the Optionee is required to repatriate the cash proceeds from the cashless sell-all method of exercise of the Options (i.e., the sale proceeds less the Exercise Price and any administrative fees). The Optionee agrees that the Company is authorized to instruct its designated broker to assist with the immediate sale of such Shares (on the Optionee’s behalf pursuant to this authorization), and the Optionee expressly authorizes such designated broker to complete the sale of such Shares. If the Company changes its designated brokerage firm, the Optionee acknowledges and agrees that the Company may transfer any Shares issued under the Plan to the new designated brokerage firm, if necessary or advisable for legal or administrative reasons. The Optionee agrees to sign any documentation necessary to facilitate the transfer of Shares. Further, the Optionee acknowledges that the Company’s broker is under no obligation to arrange for the sale of Shares at any particular price. The Company reserves the right to provide additional methods of exercise depending on the development of local law. In addition, the Optionee understands and agrees that the cash proceeds from the exercise of the Optionee’s Options, (i.e., the proceeds of the sale of the Shares underlying the Options, less the Exercise Price and any administrative fees) will be repatriated to China. The Optionee further understands that, under local law, such repatriation of the cash proceeds may be effectuated through a special foreign exchange control account to be approved by the local foreign exchange administration, and the Optionee hereby consents and agrees that the proceeds from the sale of Shares acquired under the Plan, net of the Exercise Price and administrative fees, may be transferred to such special account prior to being delivered to the Optionee. The proceeds, net of Tax-Related Items, may be paid to the Optionee in U.S. Dollars or local currency at the Company’s discretion (as of the Date of Grant, the proceeds are paid to the Optionee in local currency). In the event the proceeds are paid to the Optionee in U.S. Dollars, the Optionee understands that the Optionee will be required to set up a U.S. Dollar bank account in China and provide the bank account details to the Employer and/or the Company so that the proceeds may be deposited into this account. If the proceeds are paid to the Optionee in local currency, the Optionee agrees to bear any currency fluctuation risk between the time Shares are sold and the time the sale proceeds are distributed through any such special exchange account.

23 Method of Exercise The Optionee acknowledges that due to regulatory requirements, and notwithstanding any terms or conditions of the Plan or the Agreement to the contrary, the Optionees residing in mainland China will be restricted to the cashless sell-all method of exercise with respect to their Options. To complete a cashless sell-all exercise, the Optionee understands that the Optionee needs to instruct the broker to: (i) sell all of the purchased Shares issued upon exercise; (ii) use the proceeds to pay the Exercise Price, brokerage fees and any applicable Tax-Related Items; and (iii) remit the balance in cash to the Optionee. In the event of changes in regulatory requirements, the Company reserves the right to eliminate the cashless sell-all method of exercise requirement and, in its sole discretion, to permit cash exercises, cashless sell-to-cover exercises or any other method of exercise and payment deemed appropriate by the Company. NOTIFICATIONS Exchange Control Notice Applicable to the Optionees in the PRC If the Optionee is a local national of the PRC, the Optionee understands that exchange control restrictions may limit the Optionee’s ability to access and/or convert funds received under the Plan, particularly if these amounts exceed a certain threshold (currently USD 50,000). The Optionee should confirm the procedures and requirements for withdrawals and conversions of foreign currency with the Optionee’s local bank prior to the Option exercise. The Optionee agrees to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in the PRC. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Optionee may have in connection with the Optionee’s participation in the Plan. Foreign Asset/Account Reporting Information PRC residents are required to report to SAFE details of their foreign financial assets and liabilities, as well as details of any economic transactions conducted with non-PRC residents, either directly or through financial institutions. The Optionee may be subject to reporting obligations for the Shares or awards acquired under the Plan and Plan-related transactions. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Optionee may have in connection with the Optionee’s participation in the Plan. COLOMBIA TERMS AND CONDITIONS Labor Law Acknowledgement The following provision supplements Section 18 of the Agreement: The Optionee acknowledges that pursuant to Article 128 of the Colombian Labor Code, the Plan, the Option, the underlying Shares, and any other amounts or payments granted or realized from participation in the Plan do not constitute a component of the Optionee’s “salary” for any purpose. To this extent, they will not be included and/or considered for purposes of calculating any and all labor benefits, such as legal/fringe benefits, vacations, indemnities, payroll taxes, social insurance contributions or any other labor- related amount which may be payable.

24 Mandate Letter In accepting the Option, the Optionee agrees that – if requested by the Company or the Employer – the Optionee will execute a Mandate Letter or such other document (whether electronically or by such other method as requested by the Company or the Employer) that the Company determines is necessary or advisable in order to permit (i) the Optionee to utilize the Sell-To-Cover Tax Withholding Method to satisfy the Optionee's obligations for Tax-Related Items, and (ii) the proceeds from such sale to be wired directly from the Company to the Employer in Colombia for remittance to the tax authorities. NOTIFICATIONS Securities Law Notice The Shares are not and will not be registered with the Colombian registry of publicly traded securities (Registro Nacional de Valores y Emisores), and therefore, the Shares cannot be offered to the public in Colombia. Nothing in the Agreement shall be construed as making a public offer of securities, or the promotion of financial products in Colombia. Exchange Control Notice Foreign investments must be registered with the Central Bank of Colombia (Banco de la República). Upon the subsequent sale or other disposition of investments held abroad, the registration with the Central Bank must be canceled, the proceeds from the sale or other disposition of the Shares must be repatriated to Colombia and the appropriate Central Bank form must be filed (usually with the Optionee’s local bank). The Optionee acknowledges that the Optionee personally is responsible for complying with Colombian exchange control requirements. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Optionee may have in connection with the Optionee’s participation in the Plan. Foreign Asset/Account Reporting Information An annual informative return must be filed with the Colombian Tax Office detailing any assets held abroad (including the Shares acquired under the Plan). If the individual value of any of these assets exceeds a certain threshold, each asset must be described (e.g., its nature and its value) and the jurisdiction in which it is located must be disclosed. The Optionee acknowledges that the Optionee personally is responsible for complying with this tax reporting requirement. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Optionee may have in connection with the Optionee’s participation in the Plan. CROATIA TERMS AND CONDITIONS None. NOTIFICATIONS Exchange Control Notice The Optionee must report any foreign investments (including Shares acquired under the Plan) to the Croatian National Bank for statistical purposes. However, because exchange control regulations may

25 change without notice, the Optionee should consult with the Optionee’s legal advisor to ensure compliance with current regulations. The Optionee acknowledges that the Optionee personally is responsible for complying with Croatian exchange control laws. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Optionee may have in connection with the Optionee’s participation in the Plan. CZECH REPUBLIC TERMS AND CONDITIONS None. NOTIFICATIONS Exchange Control Notice Upon request of the Czech National Bank (the “CNB”), the Optionee may need to report the following to the CNB: foreign direct investments, financial credits from abroad, investment in foreign securities and associated collection and payments (Shares and proceeds from the sale of the Shares may be included in this reporting requirement). Even in the absence of a request from the CNB, the Optionee may need to report foreign direct investments with a value of CZK 2,500,000 or more in the aggregate or other foreign financial assets with a value of CZK 2,000,000,000 or more. It is the Optionee’s responsibility to comply with Czech exchange control laws, and neither the Company nor any Subsidiary will be liable for any resulting fines or penalties. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Optionee may have in connection with the Optionee’s participation in the Plan. DENMARK TERMS AND CONDITIONS Danish Stock Option Act Notwithstanding anything in the Agreement to the contrary, the treatment of the Option upon the Optionee’s termination of employment with the Company or an Eligible Subsidiary, as applicable, shall be governed by the Danish Stock Option Act (the “Act”), as in effect at the time of the Optionee’s termination (as determined by the Committee in its discretion in consultation with legal counsel). By accepting the Option, the Optionee acknowledges that the Optionee has received a Danish translation of an Employer Statement, (which is attached hereto as Addendum C), which is being provided to comply with the Danish Stock Option Act. The Optionee also acknowledges any grant of Options under the Plan made on or after January 1, 2019, is subject to the rules of the amended Act. Accordingly, the Optionee agrees that the treatment of Options upon the Optionee’s termination of employment is governed solely by Section 5 of the Agreement and any corresponding provisions in the Plan. The relevant termination provisions are also detailed in the Employer Statement. Please be aware that as set forth in Section 1 of the Act, the Act only applies to “employees” as that term is defined in Section 2 of the Act. If the Optionee articipant is a member of the registered management of an Eligible Subsidiary in Denmark or otherwise does not satisfy the definition of employee, the Optionee will not be subject to the Act and the Employer Statement will not apply to the Optionee.

26 NOTIFICATIONS Foreign Asset/Account Reporting Information If Danish residents establish an account holding Shares or an account holding cash outside Denmark, they must report the account to the Danish Tax Administration as part of their annual tax return under the section related to foreign affairs and income. The form which should be used in this respect can be obtained from a local bank. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Optionee may have in connection with the Optionee’s participation in the Plan. EGYPT TERMS AND CONDITIONS None. NOTIFICATIONS Exchange Control Notice If the Optionee transfers funds into Egypt in connection with the Option (such as the proceeds realized upon the sale of Shares acquired under the Plan), the Optionee is required to transfer the funds through a registered bank in Egypt. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Optionee may have in connection with the Optionee’s participation in the Plan. FRANCE TERMS AND CONDITIONS Consent to Receive Information in English By accepting the Option, the Optionee confirms having read and understood the Plan, the Grant Notice, the Agreement and this Addendum A, including all terms and conditions included therein, which were provided in the English language. The Optionee accepts the terms of those documents accordingly. Consentement afin de Recevoir des Informations en Anglais En acceptant l’option d’achat d’actions, le Bénéficiaire confirme avoir lu et compris le Plan, la Notification d’Attribution, le Contrat et la présente Annexe A, en ce compris tous les termes et conditions y relatifs, qui ont été fournis en langue anglaise. Le Bénéficiaire accepte les termes de ces documents en connaissance de cause. NOTIFICATIONS Tax Information The Options granted under this Agreement are not intended to be a tax-qualified Options.

27 Exchange Control Notice The value of any cash or securities imported to or exported from France without the use of a financial institution must be reported to the customs and excise authorities when the value of such cash or securities is equal to or greater than a certain amount. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Optionee may have in connection with the Optionee’s participation in the Plan. Foreign Asset/Account Reporting Information French residents must report annually any shares and bank accounts they hold outside France, including the accounts that were opened, used and/or closed during the tax year, to the French tax authorities, on an annual basis on a special Form N° 3916, together with the Optionee’s personal income tax return. Failure to report triggers a significant penalty. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Optionee may have in connection with the Optionee’s participation in the Plan. GERMANY TERMS AND CONDITIONS None. NOTIFICATIONS Exchange Control Notice Cross-border payments in excess of a certain threshold (currently EUR 50,000) (the “Threshold”) must be reported to the German Federal Bank (Bundesbank). If the Optionee receives a cross-border payment in excess of this amount (e.g., proceeds from the sale of Shares acquired under the Plan) and/or if the Company withholds or sells Shares with a value in excess of the Threshold for any Tax-Related Items, the Optionee must report the payment and/or the value of the shares received and/or sold or withheld to the Bundesbank, either electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available on the Bundesbank website (www.bundesbank.de) or via such other method (e.g., by email or telephone) as is permitted or required by Bundesbank. The report must be submitted monthly or within other such timing as is permitted or required by Bundesbank. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Optionee may have in connection with the Optionee’s participation in the Plan. HONG KONG TERMS AND CONDITIONS Sale Restriction Shares received at exercise are accepted as a personal investment. If, for any reason, the Option vests and becomes exercisable and the Option is exercised and Shares are issued to the Optionee (or the Optionee’s heirs) within six (6) months of the Date of Grant, the Optionee (or the Optionee’s heirs) agrees that the Optionee will not dispose of any such Shares prior to the six (6)-month anniversary of the Date of Grant.

28 NOTIFICATIONS Securities Law Notice WARNING: The contents of this document have not been reviewed by any regulatory authority in Hong Kong. The Optionee is advised to exercise caution in relation to the offer. If the Optionee is in any doubt about any of the contents of this document, the Optionee should obtain independent professional advice. Neither the offer of Options nor the issuance of Shares upon exercise of the Options constitutes a public offering of securities under Hong Kong law and is available only to employees of the Company and its Subsidiaries. The Agreement, including this Addendum A, the Plan and other incidental communication materials distributed in connection with the Options (i) have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong and (ii) are intended only for the personal use of each eligible employee of the Company or its Subsidiaries and may not be distributed to any other person. Nature of Scheme The Company specifically intends that the Plan will not be treated as an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance. HUNGARY No country-specific provisions. INDIA TERMS AND CONDITIONS Method of Exercise The Optionee acknowledges that due to regulatory requirements, and notwithstanding any terms or conditions of the Plan or the Agreement to the contrary, if the Optionee resides in India, the Optionee will be restricted to the cashless sell-all method of exercise with respect to their Options. To complete a cashless sell-all exercise, the Optionee understands that the Optionee needs to instruct the broker to: (i) sell all of the purchased Shares issued upon exercise; (ii) use the proceeds to pay the Exercise Price, brokerage fees and any applicable Tax-Related Items; and (iii) remit the balance in cash to the Optionee. In the event of changes in regulatory requirements, the Company reserves the right to eliminate the cashless sell-all method of exercise requirement and, in its sole discretion, to permit cash exercises, cashless sell-to-cover exercises or any other method of exercise and payment deemed appropriate by the Company. NOTIFICATIONS Tax Collection at Source If the Optionee remits funds from India to pay the Exercise Price, the Optionee may be subject to Tax Collection At Source (“TCS”) if the Optionee’s annual remittances out of India exceed a certain amount (currently INR 1,000,000). The Optionee may be required to provide a declaration to the bank remitting the funds to determine if the TCS limit has been reached. If deemed necessary to comply with applicable laws, the Company may require the Optionee to pay for the Shares purchased on exercise, and any Tax- Related Items through a cashless exercise or net exercise method. The Company reserves the right to prescribe alternative methods of payment depending on the development of local laws.

29 Exchange Control Notice The Optionee must repatriate, or cause to be repatriated to India, any proceeds from the sale of the Shares and any cash dividends acquired under the Plan to India and convert the proceeds into local currency within such time as prescribed under applicable Indian exchange control laws as amended from time to time, unless the funds are reinvested in accordance with applicable exchange control laws in India. The Optionee will receive a foreign inward remittance certificate (“FIRC”) from the bank where the Optionee deposits the foreign currency. The Optionee should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Employer requests proof of repatriation. The Optionee is personally responsible for complying with exchange control laws in India, and neither the Company nor the Employer will be liable for any fines or penalties resulting from the Optionee’s failure to comply with applicable laws. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Optionee may have in connection with the Optionee’s participation in the Plan. Foreign Asset/Account Reporting Information The Optionee is required to declare the Optionee’s foreign bank accounts and any foreign financial assets (including Shares held outside India) in the Optionee’s annual tax return. It is the Optionee’s responsibility to comply with this reporting obligation. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Optionee may have in connection with the Optionee’s participation in the Plan. INDONESIA TERMS AND CONDITIONS Language Consent A translation of the documents relating to this grant into Bahasa Indonesia can be provided to the Optionee upon request to Danaher’s Corporate Compensation department. By accepting the Option, the Optionee (i) confirms having read and understood the documents relating to the Options (i.e., the Plan and the Agreement) which were provided in the English language, (ii) accepts the terms of those documents accordingly, and (iii) agrees not to challenge the validity of this document based on Law No. 24 of 2009 on National Flag, Language, Coat of Arms and National Anthem or the implementing Presidential Regulation (when issued). Persetujuan Bahasa Terjemahan dari dokumen-dokumen terkait dengan pemberian ini ke Bahasa Indonesia dapat disediakan untuk Peserta berdasarkan permintaan kepada Danaher’s Corporate Compensation department. Dengan menerima Pemberian, Peserta (i) memberikan konfirmasi bahwa anda telah membaca dan memahami dokumen-dokumen berkaitan dengan Pemberian ini (yaitu, Program dan Perjanjian) yang disediakan dalam Bahasa Inggris, (ii) menerima persyaratan di dalam dokumen-dokumen tersebut, dan (iii) setuju untuk tidak mengajukan keberatan atas keberlakuan dari dokumen ini berdasarkan Undang-Undang No. 24 Tahun 2009 tentang Bendera, Bahasa dan Lambang Negara serta Lagu Kebangsaan ataupun Peraturan Presiden sebagai pelaksanaannya (ketika diterbitkan).

30 NOTIFICATIONS Exchange Control Notice Indonesian residents repatriating funds (e.g., remittance of proceeds from the sale of Shares into Indonesia) into Indonesia, the Indonesian bank through which the transaction is made will submit a report of the transaction to the Bank of Indonesia. For transactions of a certain threshold (currently USD 10,000) or more (or its equivalent in other currency), a more detailed description of the transaction must be included in the report and the Optionee may be required to provide information about the transaction to the bank in order to complete the transaction. For foreign currency transactions exceeding a certain threshold (currently USD 25,000), the underlying document of that transaction will have to be submitted to the relevant local bank. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Optionee may have in connection with the Optionee’s participation in the Plan. Foreign Asset/Account Reporting Information Indonesian residents must report worldwide assets (including foreign accounts and Shares acquired under the Plan) in their annual individual income tax return. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Optionee may have in connection with the Optionee’s participation in the Plan. IRELAND TERMS AND CONDITIONS None. NOTIFICATIONS Director Notification Obligation Irish residents who may be a director, shadow director or secretary of an Irish subsidiary whose interest in the Company represents more than 1% of the Company’s voting share capital are required to notify such Irish Subsidiary in writing within a certain time period. This notification requirement also applies with respect to the interests of a spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary). ISRAEL TERMS AND CONDITIONS Trust Arrangement The Optionee understands and agrees that the Options awarded under the Agreement are awarded subject to and in accordance with the terms and conditions of the Plan, the Sub-Plan for Israel (the “Sub-Plan”), the Trust Agreement (the “Trust Agreement”) between the Company and the Company’s trustee appointed by the Company or its Subsidiary in Israel (the “Trustee”), or any successor trustee. In the event of any inconsistencies between the Sub-Plan, the Agreement and/or the Plan, the Sub-Plan will govern.

31 Type of Grant The Options are intended to qualify for favorable tax treatment in Israel as a “102 Capital Gains Track Grant” (as defined in the Sub-Plan) subject to the terms and conditions of “Section 102” (as defined in the Sub-Plan) and the rules promulgated thereunder. Notwithstanding the foregoing, by accepting the Options, the Optionee acknowledges that the Company cannot guarantee or represent that the favorable tax treatment under Section 102 will apply to the Options. By accepting the Options, the Optionee: (a) acknowledges receipt of and represents that the Optionee has read and is familiar with the terms and provisions of Section 102, the Plan, the Sub-Plan, the Trust Agreement and the Agreement; (b) accepts the Options subject to all of the terms and conditions of the Agreement, the Plan, the Sub-Plan, the Trust Agreement and Section 102 and the rules promulgated thereunder; and (c) agrees that the Options and/or any Shares issued in connection therewith, will be registered for the benefit of the Optionee in the name of the Trustee as required to qualify under Section 102. The Optionee hereby undertakes to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation to the Plan, or any Options or the Shares granted thereunder. The Optionee agrees to execute any and all documents which the Company or the Trustee may reasonably determine to be necessary in order to comply with Section 102 and the Income Tax Ordinance (New Version) – 1961 (“ITO”). Electronic Delivery The following provision supplements Section 13 of the Agreement. To the extent required pursuant to Israeli tax law and/or by the Trustee, the Optionee consents and agrees to deliver hard-copy written notices and/or actual copies of any notices or confirmations provided by the Optionee related to the Optionee’s participation in the Plan. Data Privacy The following provision supplements Section 14 of the Agreement: Without derogating from the scope of Section 14 of the Agreement, the Optionee hereby explicitly consents to the transfer of Data between the Company, the Trustee, and/or a designated Plan broker, including any requisite transfer of such Data outside of the Optionee’s country and further transfers thereafter as may be required to a broker or other third party. NOTIFICATIONS Securities Law Notice The grant of the Options does not constitute a public offering under the Securities Law, 1968.

32 ITALY TERMS AND CONDITIONS Plan Document Acknowledgement In accepting the Option, the Optionee acknowledges that the Optionee has received a copy of the Plan and the Agreement and has reviewed the Plan and the Agreement, (including this Addendum A), in their entirety and fully understands and accepts all provisions of the Plan and the Agreement, (including this Addendum A). The Optionee further acknowledges that the Optionee has read and specifically and expressly approves the following paragraphs of the Agreement: Section 8: Tax Obligations; Section 17: Governing Law and Venue; Section 18: Nature of Option; Section 26: Country-Specific Provisions; Section 27: Imposition of Other Requirements; Section 28: Recoupment; and the Data Privacy section above. Method of Exercise The Optionee acknowledges that due to regulatory requirements, and notwithstanding any terms or conditions of the Plan or the Agreement to the contrary, if the Optionee resides in Italy, the Optionee will be restricted to the cashless sell-all method of exercise with respect to their Options. To complete a cashless sell-all exercise, the Optionee understands that the Optionee needs to instruct the broker to: (i) sell all of the purchased Shares issued upon exercise; (ii) use the proceeds to pay the Exercise Price, brokerage fees and any applicable Tax-Related Items; and (iii) remit the balance in cash to the Optionee. In the event of changes in regulatory requirements, the Company reserves the right to eliminate the cashless sell-all method of exercise requirement and, in its sole discretion, to permit cash exercises, cashless sell-to-cover exercises or any other method of exercise and payment deemed appropriate by the Company. NOTIFICATIONS Foreign Asset/Account Reporting Information To the extent that the Optionee holds investments abroad or foreign financial assets that may generate taxable income in Italy (such as the Shares acquired under the Plan) during the calendar year, the Optionee is required to report them on the Optionee’s annual tax return (UNICO Form, RW Schedule), or on a special form if no tax return is due and pay the foreign financial assets tax. The tax is assessed at the end of the calendar year or on the last day the shares are held (in such case, or when the shares are acquired during the course of the year, the tax is levied in proportion to the number of days the shares are held over the calendar year). No tax payment duties arise if the amount of the foreign financial assets tax calculated on all financial assets held abroad does not exceed a certain threshold. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Optionee may have in connection with the Optionee’s participation in the Plan.USD

33 KENYA TERMS AND CONDITIONS None. NOTIFICATIONS Tax Registration Information Under Tax Procedure Act, 2015, the Optionee may be required to complete and submit a tax registration application to the Commissioner of Income Tax with 30 days of the first exercise of the Option. The registration should be completed through the online portal “I TAX” and is a one-time only registration. The Optionee is personally responsible for ensuring compliance with all registration requirements in Kenya. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Optionee may have in connection with the Optionee’s participation in the Plan. MALAYSIA TERMS AND CONDITIONS None. NOTIFICATIONS Director Notification If the Optionee is a director of a subsidiary or other related company in Malaysia, then the Optionee is subject to certain notification requirements under the Malaysian Companies Act, 2016. Among these requirements is an obligation to notify the Malaysian subsidiary in writing when the Optionee receives an interest (e.g., Options, Shares) in the Company or any related companies. In addition, the Optionee must notify the Malaysian subsidiary when the Optionee sells Shares of the Company or any related company (including when the Optionee sells Shares acquired under the Plan). These notifications must be made within fourteen (14) days of acquiring or disposing of any interest in the Company or any related company. MEXICO TERMS AND CONDITIONS Labor Law Acknowledgement The following provision supplements Section 18 of the Agreement. By accepting the Options, the Optionee acknowledges that the Optionee understands and agrees that: (i) the Option is not related to the salary and other contractual benefits granted to the Optionee by the Employer; and (ii) any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of employment.

34 Policy Statement The grant of the Option the Company is making under the Plan is unilateral and discretionary and, therefore, the Company reserves the absolute right to amend it and discontinue it at any time without any liability. The Company, with registered offices at 2200 Pennsylvania Avenue, NW, Suite 800W, Washington, D.C., 20037, United States of America, is solely responsible for the administration of the Plan. Participation in the Plan and, the acquisition of Shares under the Plan does not, in any way establish an employment relationship between the Optionee and the Company since the Optionee is participating in the Plan on a wholly commercial basis and the Optionee’s sole employer is the Subsidiary employing the Optionee, as applicable, nor does it establish any rights between the Optionee and the Employer. Plan Document Acknowledgment By participating in the Plan, the Optionee acknowledges that the Optionee has received copies of the Plan and the Agreement, has reviewed the Plan and the Agreement in their entirety and fully understands and accept all provisions of the Plan and the Agreement. In addition, by participating in the Plan, the Optionee further acknowledges that the Optionee has read and specifically and expressly approves the terms and conditions in Section 18 of the Agreement, in which the following is clearly described and established: (i) participation in the Plan does not constitute an acquired right; (ii) the Plan and participation in the Plan is offered by the Company on a wholly discretionary basis; (iii) participation in the Plan is voluntary; and (iv) the Company and its Subsidiaries are not responsible for any decrease in the value of the Shares underlying the Option. Finally, the Optionee hereby declares that the Optionee does not reserve any action or right to bring any claim against the Company for any compensation or damages as a result of participation in the Plan and therefore grants a full and broad release to the Employer and the Company and its Subsidiaries with respect to any claim that may arise under the Plan. Spanish Translation Reconocimiento de la Ley Laboral Esta disposición complementan la sección 18 de Acuerdo: Al Acpetar la Opción, la persona que recibe la opción manifiesta que entiende y acuerda que: (i) la Opción no se encuentra relacionada con el salario ni con otras prestaciones contractuales concedidas a la persona que recibe la opciónpor parte del patrón; y (ii) cualquier modificación del Plan o su terminación no constituye un cambio o detrimento en los términos y condiciones de empleo. Declaración de Política La concesión de la Opción que hace la Compañía bajo el Plan es unilateral y discrecional y, por lo tanto, la Compañía se reserva el derecho absoluto de modificar y discontinuar el mismo en cualquier momento, sin ninguna responsabilidad. La Compañía, con oficinas registradas ubicadas en 2200 Pennsylvania Avenue, NW, Suite 800W, Washington, D.C., 20037, Estados Unidos de Norteamérica, es la única responsable de la administración del Plan. La participación en el Plan y la adquisición de Acciones no establece de forma alguna, una relación de trabajo entre quien recibe la opción y la Compañía, ya que la participación en el Plan por

35 parte de quien recibe la opción es completamente comercial y el único patrón es Subsidiaria que esta contratando a quien recibe la opción, en caso de ser aplicable, así como tampoco establece ningún derecho entre quien recibe la opción y el patrón. Reconocimiento del Plan de Documentos Al aceptar la opción, quien recibe la misma reconoce que ha recibido copias del Plan y del Acuerdo, que ha revisado en su totalidad tanto el Plan como el Acuerdo y, que ha entendido y aceptado las disposiciones contenidas en el Plan y en el Acuerdo. Adicionalmente, al firmar el Acuerdo, quien recive la opción reconoce que ha leído, y que aprueba específica y expresamente los términos y condiciones contenidos en la sección 18 del Acuerdo, en la cual se encuentra claramente descrito y establecido lo siguiente: (i) la participación en el Plan no constituye un derecho adquirido; (ii) el Plan y la participación en el mismo es ofrecida por la Compañía de forma enteramente discrecional; (iii) la participación en el Plan es voluntaria; y (iv) la Compañía, así como sus Subsidiarias no son responsables por cualquier detrimento en el valor de las Acciones en relación con la Opción. Finalmente, por medio de la presente, quien recibe la opción declara que no se reserva ninguna acción o derecho para interponer una demanda en contra de la Compañía por compensación, daño o perjuicio alguno como resultado de la participación en el Plan y en consecuencia, otorga el más amplio finiquito a su patrón, así como a la Compañía, a sus Subsidiarias con respecto a cualquier demanda que pudiera originarse en virtud del Plan. NOTIFICATIONS Securities Law Notice The Options granted, and any Shares acquired, under the Plan have not been registered with the National Register of Securities maintained by the Mexican National Banking and Securities Commission and cannot be offered or sold publicly in Mexico. In addition, the Plan, Agreement and any other document relating to the Options may not be publicly distributed in Mexico. These materials are addressed to the Optionee because of the Optionee’s existing relationship with the Company and these materials should not be reproduced or copied in any form. The offer contained in these materials does not constitute a public offering of securities, but rather a private placement of securities addressed specifically to certain employees of the Company and its subsidiaries and are made in accordance with the provisions of the Mexican Securities Market Law. Any rights under such offering shall not be assigned or transferred. MOROCCO TERMS AND CONDITIONS Local Cash Settlement of Options Notwithstanding anything in the Agreement to the contrary, any vested Option that the Optionee exercises shall be settled in the form of a cash payment, less any applicable withholding of Tax-Related Items, that will be made to the Optionee by the Employer in local currency through local payroll as soon as administratively practicable following the applicable Vesting Date (and shall not be settled in Shares issued by the Company).

36 NOTIFICATIONS None. NETHERLANDS No country-specific provisions. NEW ZEALAND TERMS AND CONDITIONS None. NOTIFICATIONS Securities Law Notice WARNING: The Optionee is being offered an Option which allows the Optionee to acquire Shares in accordance with the terms of the Plan and the Agreement. The Shares, if issued, give the Optionee a stake in the ownership of the Company. The Optionee may receive a return if dividends are paid. If the Company runs into financial difficulties and is wound up, the Optionee will be paid only after all creditors have been paid. The Optionee may lose some or all of the Optionee’s investment. New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors to make an informed decision. The usual rules do not apply to this offer because it is made under an employee share scheme (i.e., the Plan). As a result, the Optionee may not be given all information typically provided to potential investors. The Optionee will also have fewer other legal protections for this investment. The Optionee should ask questions, read all documents carefully, and seek independent financial advice before committing himself or herself. The Shares are quoted on the New York Stock Exchange (“NYSE”). This means that, if the Optionee acquires Shares under the Plan, the Optionee may be able to sell the Optionee’s investment on the NYSE if there are interested buyers. The Optionee may get less than the Optionee’s investment. The price will depend on the demand for the Shares. A copy of the Company’s most recent financial statements (and, where applicable, a copy of the auditor’s report on those financial statements), as well as information on risk factors impacting the Company’s business that may affect the value of the Shares, are included in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. These documents have been filed with the U.S. Securities and Exchange Commission and are available to the Optionee free of charge online at www.sec.gov or on the Company’s “Investor Relations” website at https://investors.danaher.com.

37 POLAND TERMS AND CONDITIONS None. NOTIFICATIONS Foreign Asset/Account Reporting Information Polish residents holding foreign securities (e.g., Shares) and/or maintaining accounts abroad are obligated to file quarterly reports with the National Bank of Poland incorporating information on transactions and balances of the securities and cash deposited in such accounts if the value of such securities and cash (when combined with all other assets held abroad) exceeds a certain threshold (currently PLN 7,000,000). The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Optionee may have in connection with the Optionee’s participation in the Plan. Exchange Control Notice Polish residents are also required to transfer funds through a bank account in Poland if the transferred amount in any single transaction exceeds a specified threshold (currently EUR 15,000). Polish residents are required to store documents connected with foreign exchange transactions for a period of five years from the date the exchange transaction was made. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Optionee may have in connection with the Optionee’s participation in the Plan. PORTUGAL TERMS AND CONDITIONS Language Consent The Optionee hereby expressly declares that the Optionee is proficient in the English language and has read, understood and fully accepts and agrees with the terms and conditions established in the Plan and the Agreement. Conhecimento da Lingua O Beneficiário, pelo presente instrumento, declara expressamente que tem pleno conhecimento da língua inglesa e que leu, compreendeu e livremente aceitou e concordou com os termos e condições estabelecidas no Plano e do Contrato. NOTIFICATIONS Exchange Control Notice If the Optionee is a Portuguese resident and holds Shares after exercise of the Option, the acquisition of the Shares should be reported to the Banco de Portugal for statistical purposes. If the Shares are deposited with a commercial bank or financial intermediary in Portugal, such bank or financial intermediary will submit the report on the Optionee’s behalf. If the Shares are not deposited with a commercial bank or financial intermediary in Portugal, The Optionee is responsible for submitting the report to the Banco de Portugal,

38 unless the Optionee engages a Portuguese financial intermediary to file the reports on the Optionee’s behalf. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Optionee may have in connection with the Optionee’s participation in the Plan. PUERTO RICO No country-specific provisions. SAUDI ARABIA TERMS AND CONDITIONS None. NOTIFICATIONS Securities Law Notice This document may not be distributed in the Kingdom except to such persons as are permitted under the Rules of the Offers of Securities and Continuing Obligations issued by the Capital Market Authority. The Capital Market Authority does not make any representation as to the accuracy or completeness of this document, and expressly disclaims any liability whatsoever for any loss arising from, or incurred in reliance upon, any part of this document. Prospective purchasers of the securities offered hereby should conduct their own due diligence on the accuracy of the information relating to the securities. If you do not understand the contents of this document you should consult an authorized financial adviser. SINGAPORE TERMS AND CONDITIONS None. NOTIFICATIONS Securities Law Notice The grant of the Options is being made pursuant to the “Qualifying Person” exemption” under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and is not made to the Optionee with a view to the underlying Shares being subsequently offered for sale to any other party. The Plan has not been, and will not be, lodged or registered as a prospectus with the Monetary Authority of Singapore. The Optionee should note that the Options are subject to section 257 of the SFA and the Optionee should not make (i) any subsequent sale of the Shares in Singapore or (ii) any offer of such subsequent sale of the Shares subject to the Option in Singapore, unless such sale or offer is made after six (6) months from the Date of Grant or pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the SFA. The Company’s Common Stock is currently traded on the New York Stock Exchange, which is located outside of Singapore, under the ticker symbol “DHR” and Shares acquired under the Plan may be sold through this exchange.

39 Director Notification Requirement If the Optionee is a director, associate director, or shadow director of a Singapore Subsidiary of the Company, the Optionee is subject to certain notification requirements under the Singapore Companies Act, regardless of whether the Optionee is resident or employed in Singapore. Among these requirements is an obligation to notify the Singapore Subsidiary in writing when the Optionee receives an interest (e.g., the Options, Shares, etc.) in the Company or any related company. In addition, the Optionee must notify the Singapore Subsidiary when the Optionee sells the Shares of the Company or any related company (including when the Optionee sells the Shares acquired under the Plan). These notifications must be made within two (2) business days of (i) its acquisition or disposal, (ii) any change in a previously-disclosed interest (e.g., exercise of the Options or when Shares acquired under the Plan are subsequently sold), or (iii) becoming a director. If you are the Chief Executive Officer of the Singapore Subsidiary of the Company, these requirements may also apply to you. SOUTH AFRICA TERMS AND CONDITIONS Tax Obligations The following provision supplements Section 8(a) of the Agreement. By accepting the Option, the Optionee agrees to immediately notify the Employer of the amount of any gain realized upon exercise of the Option. If the Optionee fails to advise the Employer of the gain realized upon exercise of the Option, the Optionee may be liable for a fine. The Optionee will be responsible for paying any difference between the actual tax liability and the amount of tax withheld by the Company or Employer. NOTIFICATIONS Securities Law Notice In compliance with South African securities laws, the documents listed below are available on the following websites: i. a copy of the Company’s most recent annual report (i.e., Form 10-K) is available at: https://investors.danaher.com/sec-filings; ii. a copy of the Plan is attached as an exhibit to the Company’s annual report (i.e., Form 10-K) available at https://investors.danaher.com/sec-filings; and iii. a copy of the Plan Prospectus is available at www.fidelity.com. A copy of the above documents will be sent to the Optionee free of charge on written request to Danaher Corporation, 2200 Pennsylvania Avenue, N.W. Suite 800W, Washington, DC 20037, USA Attention: Corporate Secretary. The Optionee should carefully read the materials provided before making a decision whether to participate in the Plan. In addition, the Optionee should contact the Optionee’s tax advisor for specific information concerning the Optionee’s personal tax situation with regard to Plan participation.

40 Tax Clearance Certificate for Cash Exercises If the Optionee exercises the Option by a cash purchase exercise, the Optionee is required to obtain and provide to the Employer, or any third party designated by the Employer or the Company, a Tax Clearance Certificate (with respect to Foreign Investments) bearing the official stamp and signature of the Exchange Control Department of the South African Revenue Service (“SARS”). The Optionee must renew this Tax Clearance Certificate each twelve (12) months or in such other period as may be required by the SARS. If the Optionee exercises the Option by a cashless exercise whereby no funds are remitted offshore for the purchase of Shares, the Optionee is not required to obtain a Tax Clearance Certificate. Exchange Control Notice The Options may be subject to exchange control regulations in South Africa. In particular, if the Optionee is a South African resident for exchange control purposes, the Optionee is required to obtain approval from the South African Reserve Bank for payments (including payments of proceeds from the sale of the Shares) that the Optionee receives into accounts based outside of South Africa (e.g., a U.S. brokerage account). The Optionee is responsible for ensuring compliance with all exchange control laws in South Africa. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Optionee may have in connection with the Optionee’s participation in the Plan. SOUTH KOREA TERMS AND CONDITIONS None. NOTIFICATIONS Exchange Control Notice Korean residents who sell Shares acquired under the Plan and/or receive cash dividends on the Shares may have to file a report with a Korean foreign exchange bank, provided the proceeds are in excess of a certain threshold (currently USD 5,000) (per transaction) and deposited into a non-Korean bank account. A report may not be required if proceeds are deposited into a non-Korean brokerage account. It is the Optionee’s responsibility to ensure compliance with any applicable exchange control reporting obligations. The Optionee understands that the Optionee should consult with the Optionee’s personal legal advisor to ensure compliance with applicable exchange control laws in South Korea. Foreign Asset/Account Reporting Information South Korean residents must declare all foreign financial accounts (e.g., non-South Korean bank accounts, brokerage accounts) to the South Korean tax authority and file a report with respect to such accounts in June of the following year if the monthly balance of such accounts exceeds KRW 500 million (or an equivalent amount in foreign currency) on any month-end date during a calendar year. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Optionee may have in connection with the Optionee’s participation in the Plan.

41 SPAIN TERMS AND CONDITIONS Nature of Options The following provision supplements Section 18 of the Agreement: In accepting the grant of Options, the Optionee acknowledges that the Optionee consents to participation in the Plan and has received a copy of the Plan. The Optionee understands that the Company, in its sole discretion, has unilaterally and gratuitously decided to grant Options under the Plan to individuals who may be employees of the Company or its Subsidiaries throughout the world. The decision is a limited decision that is entered into upon the express assumptions and conditions that (i) any Options will not economically or otherwise bind the Company or any of its Subsidiaries on an ongoing basis; (ii) the Option and any Shares issued upon exercise of the Option shall not become a part of any employment contract (either with the Company or any of its Subsidiaries) and shall not be considered a mandatory benefit, or salary for any purposes (including severance compensation) or any other right whatsoever; and (iii) unless otherwise provided for in the Agreement, the Options will cease vesting upon the Optionee’s termination of employment. Further, the Optionee understands and agrees that, unless otherwise expressly provided for by the Company or set forth in the Agreement, the Option will be cancelled without entitlement to any Shares if the Optionee’s employment is terminated for any reason, including, but not limited to: resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without good cause (i.e., subject to a “despido improcedente”), material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, or under Article 10.3 of Royal Decree 1382/1985. The Committee, in its sole discretion, shall determine the date when the Optionee’s employment has terminated for purposes of the Option. The Optionee understands that this Option grant would not be made to the Optionee but for the assumptions and conditions referred to above; thus, the Optionee acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of, or right to, the Option shall be null and void. NOTIFICATIONS Securities Law Notice No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the Options. The Plan, the Agreement (including this Addendum A) and any other documents evidencing the grant of the Options have not, nor will they be, registered with the Comisión Nacional del Mercado de Valores, and none of those documents constitutes a public offering prospectus. Exchange Control Notice If the Optionee holds 10% or more of the share capital of the Company, the Optionee must declare the acquisition of Shares to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”) the Bureau for Commerce and Investments, which is a department of the Ministry of Industry, Trade and Tourism for

42 statistical purposes, generally within one month of the acquisition. In addition, the Optionee may be required to electronically declare to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including Shares acquired under the Plan), and any transactions with non-Spanish residents, depending on the balances in such accounts together with the value of such instruments as of December 31 of the relevant year, or the volume of transactions with non-Spanish residents during the relevant year. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Optionee may have in connection with the Optionee’s participation in the Plan. Foreign Asset/Account Reporting Information To the extent the Optionee holds rights or assets (e.g., cash or the Shares held in a bank or brokerage account) outside of Spain with a value in excess of a certain threshold (currently EUR 50,000) per type of right or asset as of December 31 each year (or at any time during the year in which the Optionee sells or disposes of such right or asset), the Optionee is required to report information on such rights and assets on the Optionee’s tax return for such year. After such rights or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than a certain threshold (currently EUR 20,000) per type of right or asset as of each subsequent December 31, or if the Optionee sells Shares or cancel bank accounts that were previously reported. Failure to comply with this reporting requirement may result in penalties to the Spanish residents. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Optionee may have in connection with the Optionee’s participation in the Plan. SWEDEN TERMS AND CONDITIONS Tax Obligations The following provision supplements Section 8 of the Agreement: Without limiting the Company’s and the Employer’s authority to satisfy their withholding obligations for Tax-Related Items as set forth in Section 8 of the Agreement, in accepting the Option, the Optionee authorizes the Company and/or the Employer to withhold Shares or to sell Shares otherwise deliverable to the Optionee upon exercise/settlement to satisfy Tax-Related Items, regardless of whether the Company and/or the Employer have an obligation to withhold such Tax-Related Items. NOTIFICATIONS None.

43 SWITZERLAND TERMS AND CONDITIONS None. NOTIFICATIONS Securities Law Notice Neither this document nor any other materials relating to the Options (a) constitutes a prospectus according to articles 35 et seq. of the Swiss Federal Act on Financial Services (“FinSA”), (b) may be publicly distributed nor otherwise made publicly available in Switzerland to any person other than an employee of the Company or (c) has been or will be filed with, approved or supervised by any Swiss reviewing body according to article 51 of FinSA or any Swiss regulatory authority, including the Swiss Financial Market Supervisory Authority FINMA. TAIWAN TERMS AND CONDITIONS Data Privacy The Optionee acknowledges that the Optionee has read and understands the terms regarding collection, processing and transfer of personal data contained in Section 13 of the Agreement and agrees that, upon request of the Company or the Employer, the Optionee will provide any executed data privacy consent form to the Employer or the Company (or any other agreements or consents that may be required by the Employer or the Company) that the Company and/or the Employer may deem necessary to obtain under the data privacy laws in the Optionee’s country, either now or in the future. The Optionee understands the Optionee will not be able to participate in the Plan if the Optionee fails to execute any such consent or agreement. NOTIFICATIONS Securities Law Notice The offer of participation in the Plan is available only for employees of the Company and its Subsidiaries. The offer of participation in the Plan is not a public offer of securities by a Taiwanese company. Exchange Control Notice If the Optionee is a resident of Taiwan, the Optionee may acquire foreign currency, and remit the same out of or into Taiwan, up to a certain threshold (currently USD 10,000,000) per year without justification. If the transaction amount is equal to or exceeds a certain threshold (currently TWD$500,000) in a single transaction, the Optionee must submit a Foreign Exchange Transaction Form to the remitting bank. If the transaction amount is equal to or exceeds a certain threshold (currently USD 500,000) in a single transaction, the Optionee may be required to provide additional supporting documentation to the satisfaction of the remitting bank. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Optionee may have in connection with the Optionee’s participation in the Plan.

44 THAILAND TERMS AND CONDITIONS None. NOTIFICATIONS Exchange Control Notice Thai residents receiving funds in connection with the Plan (e.g., dividends or sale proceeds) with a value equal to or greater than a certain threshold (currently USD 1,000,000) per transaction are required to repatriate the funds to Thailand immediately following the receipt of the funds and to then either convert such repatriated funds into Thai Baht or deposit the funds into a foreign currency account opened with any commercial bank in Thailand acting as the authorized agent within 360 days of repatriation. The Optionee is also required to inform the authorized agent of the details of the foreign currency transaction, including the Optionee’s identification information and the purpose of the transaction. If the Optionee does not comply with this obligation, the Optionee may be subject to penalties assessed by the Bank of Thailand. It is the Optionee’s responsibility to comply with exchange control laws in Thailand, and neither the Company nor any Parent or Subsidiary will be liable for any fines or penalties resulting from the Optionee’s failure to comply with applicable laws. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Optionee may have in connection with the Optionee’s participation in the Plan. TÜRKIYE TERMS AND CONDITIONS None. NOTIFICATIONS Securities Law Notice Under Turkish law, the Optionee is not permitted to sell the Shares acquired under the Plan in Türkiye. The Shares are currently traded on the New York Stock Exchange under the ticker symbol “DHR” and the Shares may be sold through this exchange. Exchange Control Notice In certain circumstances, Turkish residents are permitted to sell the Shares traded on a non-Turkish stock exchange only through a financial intermediary licensed in Türkiye. Therefore, Turkish residents may be required to appoint a Turkish broker to assist with the sale of the Shares acquired under the Plan. The Optionee should consult with the Optionee’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Optionee may have in connection with the Optionee’s participation in the Plan.

45 UNITED ARAB EMIRATES TERMS AND CONDITIONS None. NOTIFICATIONS Securities Law Notice The Agreement, the Plan, and other incidental communication materials related to the Options are intended for distribution only to employees of the Company and its Subsidiaries for the purposes of an incentive scheme. The Emirates Securities and Commodities Authority and Central Bank have no responsibility for reviewing or verifying any documents in connection this statement. Neither the Ministry of Economy nor the Dubai Department of Economic Development have approved this statement nor taken steps to verify the information set out in it, and have no responsibility for it. The securities to which this statement relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the securities offered should conduct their own due diligence on the securities. If the Optionee does not understand the contents of the Agreement, including this Addendum A, or the Plan, the Optionee should obtain independent professional advice. UNITED KINGDOM TERMS AND CONDITIONS Termination Sections 5(e) and (f) of the Agreement, (Early Retirement and Normal Retirement, respectively), shall not apply to any Optionee who as of the Date of Grant is on permanent, non-temporary assignment in the United Kingdom. Instead, the provisions of Section 5(a) (General), shall apply, notwithstanding the provisions therein regarding Early Retirement and Normal Retirement to the contrary. Tax Obligations The following provision supplements Section 8 of the Agreement: Without limitation to Section 8 of the Agreement, the Optionee hereby agrees that the Optionee is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company, or if different, the Employer, or by HM Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority). The Optionee also hereby agrees to indemnify and keep indemnified the Company and, if different, the Employer, against any Tax-Related Items that they are required to pay or withhold, or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on the Optionee’s behalf. Notwithstanding the foregoing, if the Optionee is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), the Optionee may not be able to indemnify the Company or the Employer for the amount of any income tax not collected from or paid by the Optionee, as it may be considered a loan. In this case, the amount of any uncollected amounts may constitute a benefit

46 to the Optionee on which additional income tax and National Insurance Contributions may be payable. The Optionee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company or the Employer for the value of any National Insurance Contributions due on this additional benefit, which the Company or the Employer may recover by any of the means referred to in Section 8 of the Agreement. VIETNAM TERMS AND CONDITIONS Local Cash Settlement of Options Notwithstanding anything in the Agreement to the contrary, to the extent the Optionee is a Vietnamese national, any vested Option that the Optionee exercises shall be settled in the form of a cash payment, less any applicable withholding of Tax-Related Items, that will be made to the Optionee by the Employer in local currency through local payroll as soon as administratively practicable following the applicable Exercise Date (and shall not be settled in Shares issued by the Company). **********************************

47 ADDENDUM B OFFER OF STOCK OPTIONS TO AUSTRALIAN RESIDENT EMPLOYEES ESS OFFER DOCUMENT DANAHER CORPORATION 2007 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED Investment in shares involves a degree of risk. The Optionees employed in Australia who receive awards pursuant to the Plan (“Australian Optionees”) should monitor their participation and consider all risk factors relevant to the acquisition of shares and rights to receive shares under the Plan (as defined herein) as set out in this ESS Offer Document and the Additional Documents (as defined herein). The information or advice contained in this ESS Offer Document and the Additional Documents is general information only. It is not advice or information specific to the particular objectives, financial situation or needs of any individual employee. Before deciding to participate in the Plan, Australian Optionees should consider obtaining their own financial product advice from an independent person who is licensed by the Australian Securities and Investments Commission to give advice regarding their participation in the Plan.

OFFER OF STOCK OPTIONS TO AUSTRALIAN RESIDENT PARTICIPANTS DANAHER CORPORATION 2007 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED Danaher Corporation (the “Company”) is pleased to provide you with this offer to participate in the Danaher Corporation 2007 Omnibus Incentive Plan, as Amended and Restated (the “Plan”). This ESS Offer Document sets out information regarding the grant of Stock Options (“Options”) to Australian resident Employees of the Company and its Subsidiaries. Any capitalized term used in this ESS Offer Document shall have the meaning ascribed to such term in the Plan. 1. TERMS OF GRANT The terms of the grant of Options incorporate the Plan, this ESS Offer Document and the Option Agreement to which this ESS Offer Document is attached (each the “Agreement”). By accepting a grant of Options, you will be bound by the terms of the Plan and the Agreement. This offer is being made under Division 1A of Part 7.12 of the Corporations Act 2001 (Cth) (the “Act”). For purposes of that Division, the Agreement is to be regarded as a part of this ESS Offer Document. Please note that if you offer any Shares for sale to a person or entity resident in Australia, your offer may be subject to disclosure requirements under Australian law. Please obtain legal advice on your disclosure obligations prior to making any such offer. 2. HOW CAN I ASCERTAIN THE CURRENT MARKET VALUE OF THE SHARES IN AUSTRALIAN DOLLARS You may ascertain the current market price of the Shares as traded on the New York Stock Exchange at http://www.nyse.com under the symbol “DHR.” The Australian dollar equivalent of that price can be obtained at: http://www.rba.gov.au/statistics/frequency/exchange-rates.html. This will not be a prediction of what the market price per share will be when the Options vest, Options are exercised, Shares are issued, or of the applicable exchange rate on the actual vesting date, exercise date, or date the Shares are issued. 3. WHAT ADDITIONAL RISK FACTORS APPLY TO AUSTRALIAN RESIDENTS’ PARTICIPATION IN THE PLAN? You should have regard to risk factors relevant to investment in securities generally and, in particular, to the holding of Shares. For example, the price at which Shares are quoted on the New York Stock Exchange may increase or decrease due to a number of factors. There is no guarantee that the price of the shares will increase. Factors which may affect the price of Shares include fluctuations in the domestic and international market for listed stocks, general economic conditions, including interest rates, inflation rates, commodity and oil prices, changes to government fiscal, monetary or regulatory policies; legislation or regulation, the nature of the markets in which the Company operates and general operational and business risks.

In addition, you should be aware that the Australian dollar value of any Shares acquired at vesting or exercise will be affected by the U.S. dollar/Australian dollar exchange rate. Participation in the Plan involves certain risks related to fluctuations in this rate of exchange. More information about potential factors that could affect the Company’s business and financial results are included in the Company’s periodic reports that are submitted to the U.S. Securities and Exchange Commission. Copies of these reports are available at http://www.sec.gov/ and on the Company’s investor relations website at http://investors.danaher.com/. 4. WHAT ARE AUSTRALIAN TAXATION CONSEQUENCES OF PARTICIPATION IN THE PLAN? This summary outlines the general tax treatment in Australia for Options that may be granted to you by the Company under the Plan. This summary reflects the law in force in Australia as of 1 December 2025. The information in this summary relates to the tax treatment of shares or rights to acquire shares provided under an employee share scheme granted on or after 1 July 2015. Please note that tax laws are complex and change frequently. As a result, the information contained in this summary may be out of date by the time you exercise Options, receive Shares, or sell Shares you acquire upon exercise of Options. The following information is a summary of the Australian tax consequences of participating in the Plan for an employee who is an Australian resident for tax purposes and employed in Australia at all material times. This summary does not deal with your taxation treatment if you are not an Australian resident or are a ‘temporary resident’ of Australia for tax purposes, or if you cease to be Australian resident before the Options are exercised. Special Australian tax rules will apply to those employees, and you should seek specific professional advice based on your own circumstances. In addition, the information in this document is general in nature. It deals with the general employee position, and does not specifically deal with special circumstances (e.g., if you are eligible for or close to being eligible for retirement on the date of grant of the award). This summary is not intended to serve as tax or investment advice and does not discuss all of the various laws, rules and regulations that may apply. It may not apply to your particular tax or financial situation. The Company does not give personal tax or financial advice, nor can the Company assure the accuracy of the information contained herein. Therefore, the information contained herein should not be relied upon by you and is not intended to take the place of consulting with your personal tax advisor. (a) What is the effect of the Award of the Options? The Australian tax legislation contains specific rules, in Division 83A of the Income Tax Assessment Act 1997, governing the taxation of shares and rights acquired by employees under employee share schemes (called “ESS interests”). The Options granted under the Plan should be regarded as a right to acquire shares and accordingly, an ESS interest for these purposes. Your assessable income includes any discount in relation to the acquisition of an ESS interest at grant, unless the ESS interest is subject to a real risk of forfeiture or there is a statement in the Additional Documents that tax deferral is to apply, in which case you will be subject to deferred taxation. In the case of the Options, the real risk of forfeiture test requires that: (i) there must be a real risk that, under the conditions of the Plan, you will forfeit the Options or lose them (other than by disposing of them or in connection with the vesting of Options); or

(ii) there must be a real risk that if your Options vest, under the conditions of the Plan, you will forfeit the resulting Shares or lose them other than by disposing of them. The terms of your Options are set out in the Option Agreement. It is understood that your Options will generally satisfy the real risk of forfeiture test and that you will be subject to deferred taxation (i.e., you generally should not be subject to tax when the Options are granted to you). In addition, the Options are non-transferrable and the relevant Agreement contains a statement that Subdivision 83A-C of the Income Tax Assessment Act 1997 applies to the Plan, which means that tax deferral is to apply. Accordingly, you should not be subject to tax when the Options are granted to you). (b) When will the taxable income from the Options under the Plan be recognized? You will be required to include an amount in your assessable income for the income year (i.e., the financial year ending 30 June) in which the earliest of the following events occurs in relation to the Options (the “ESS deferred taxing point”). In addition to income taxes, this amount may also be subject to Medicare Levy and, if applicable, Medicare Levy surcharge. Your ESS deferred taxing point will be the earliest of the following: (i) when there are both no longer any genuine restrictions on the disposal of the Options and there is no real risk of you forfeiting the Options; (ii) when there is no real risk of you forfeiting the Shares acquired at vesting or exercise (as applicable) and there is no genuine restriction on the disposal of the underlying Shares (if such restrictions exist, the taxing point is delayed until they lift); and (iv) 15 years from the date the Options were granted. Generally, this means that you will be subject to tax when you exercise your Options or at the first time after exercise that any genuine restrictions on disposal of the resulting Shares cease to apply. Further, the ESS deferred taxing point for your Options will be moved to the time you sell the underlying Shares if you sell such Shares within 30 days of the original ESS deferred taxing point (i.e., typically within 30 days of vesting or exercise (as applicable)). If you sell the underlying Shares within 30 days of the original ESS deferred taxing point, you must report the income in the income year in which the sale occurs and not in the income year when the original ESS deferred taxing point occurs, if different. (c) What is the amount to be included in your assessable income if an ESS deferred taxing point occurs? The amount you must include in your assessable income in the income year in which the ESS deferred taxing point occurs in relation to your Options will be the difference between the “market value” of the underlying Shares at the ESS deferred taxing point and the cost basis of the Options (which should include the exercise price). If, however, you sell the underlying Shares in an arm’s-length transaction (as generally will be the case provided the Shares are sold through the New York Stock Exchange) within 30 days of the ESS deferred taxing point (i.e., typically when the Options are exercised), the amount to be included in your assessable income in the income year in which the sale occurs will be equal to the difference between the sale proceeds and the cost basis of the Options (which should include the exercise price and any incidental costs of sale, e.g., brokerage costs).

(d) What is the market value of the underlying Shares? The “market value” of the underlying Shares at the ESS deferred taxing point is determined according to the ordinary meaning of “market value,” expressed in Australian currency. The Company will determine the market value in accordance with the applicable guidelines prepared by the Australian Tax Office. Since the Shares are publicly traded on the New York Stock Exchange, the “market value” generally will be based on the closing trading price of the Shares on the New York Stock Exchange on the applicable date. The Company has the obligation to provide you with certain information about your participation in the Plan at certain times, including after the end of the income year in which the ESS deferred taxing point occurs. This may assist you in determining the market value of the underlying Shares. However, this estimate may not be correct if you sell the Shares within 30 days of the exercise date, in which case it is your responsibility to report and pay the appropriate amount of tax based on the sale proceeds. (e) When do I recognize taxable income from dividends? You will be subject to income tax on any dividends you receive on the Shares you acquire under the Plan. You will be personally responsible for directly paying and reporting any tax liabilities attributable to dividends to the local tax authorities. Dividends paid will be subject to U.S. income tax withholding at source. You may be able to claim a reduced rate of U.S. federal income tax withholding on such dividends as a resident of a country with which the U.S. has an income tax treaty. You must have a properly completed U.S. Internal Revenue Service Form W-8BEN on file in order to claim the treaty benefit. You also may be entitled to a tax offset in Australia for the U.S. federal income tax withheld. (f) On the date of sale of Shares acquired under the Plan, am I required to recognize a taxable gain or loss upon sale of the Shares? If so, • How is the gain/loss calculated? • What is the character of the gain? • Is the gain subject to taxation at the same rates as ordinary income or at a preferential rate? Shares sold within 30 days of the Original ESS Deferred Taxing Point: If the Shares are sold within 30 days of the date of the original ESS deferred taxing point (e.g., cessation of employment, vesting or exercise, as the case may be), any gain realized is subject to income tax on the sales proceeds of the Shares sold less the cost base of the Shares (which should include any incremental costs you incur in connection with the sale (e.g., brokers’ fees, and should include the exercise price for Options)) and therefore no capital gains tax is due. Shares held more than 30 days after the ESS Deferred Taxing Point: If the Shares are sold more than 30 days after the ESS deferred taxing point (e.g., exercise), an additional tax liability may arise on the subsequent disposal of Shares acquired from the Options to the extent such Shares are sold at a gain. Any capital gain is calculated as the sales proceeds (assuming the sale of the Shares occurs in an arm’s length transaction, as generally will be the case provided the Shares are sold through the New York Stock Exchange) less the cost base (which should include the market value of the Shares at the ESS deferred taxing point plus any incremental costs you incur in connection with the sale (e.g., brokers’ fees)).

The amount of any capital gain you realize must be included in your assessable income for the year in which the Shares are sold. However, if you hold the Shares for at least one (1) year prior to selling (excluding the dates you acquired and sold the Shares), you may be able to apply a discount to the amount of capital gain that you are required to include in your assessable income. If this discount is available, you may calculate the amount of capital gain to be included in your assessable income by first subtracting all available capital losses from your capital gains and then multiplying each capital gain by the discount percentage of 50%. Tax on the capital gain will be payable at progressive income tax rates, plus the Medicare Levy and, if applicable, surcharge. If the sale proceeds (where the disposal is an arm’s length transaction) of the Shares at the time of disposal is less than the cost base of the Shares, then a capital loss equal to the difference will be available to offset same-year or future-year capital gains. That is, a capital loss cannot be used to offset other income (including salary and wage income). (g) Withholding and Reporting You are responsible for reporting on your tax return and paying any tax liability in connection with your participation in the Plan. Your employer will be required to withhold tax due on the Options only if you have not provided your Tax File Number or Australian Business Number (as applicable) to your employer. However, the Company or your employer must provide you (no later than 14 July after the end of the year) and the Commissioner of Taxation (no later than 14 August after the end of the year) with a statement containing certain information about your participation in the Plan in the income year when the ESS deferred taxing point occurs (typically, in the year of vesting or exercise (as applicable)), including an estimate of the market value of the underlying Shares at the taxing point. Please note, however, that, if you sell the Shares within 30 days of the original ESS deferred taxing point, your taxing point will be moved to the date of disposal and, if your employer is not aware of the sale, the amount reported by your employer may differ from your actual taxable amount (which would be based on the value of the Shares when sold, rather than at the ESS deferred taxing point). You will be responsible for determining this amount and calculating your tax accordingly. It is your responsibility to report and pay any tax liability on any dividends received. Tax will not be withheld by either the Company or your employer. 5. U.S. TAXATION CONSEQUENCES OF PARTICIPATION IN THE PLAN Employees (who are not U.S. citizens or permanent residents) will not be subject to U.S. tax by reason only of the grant of Options, the acquisition of Shares at exercise (as applicable) or the sale of Shares. However, liability for U.S. taxes may accrue if an employee is otherwise subject to U.S. taxes. The above is an indication only of the likely U.S. taxation consequences for Australian employees awarded Options under the Plan. You should seek your own advice as to the U.S. taxation consequences of your Plan participation. 6. STATUTORY TERMS AND CONDITIONS As noted above, this offer is being made under Division 1A of Part 7.12 of the Act. To comply with that Division, the following terms are included in this ESS Offer Document:

A. Application Period This offer remains open until 60 days from the date of receiving this ESS Offer Document (the “Application Period”). You may accept this offer at any time up until then. B. Acquisition of Options You cannot acquire any Options and purchase any Shares until at least 14 days after receiving this ESS Offer Document. Accordingly, no such acquisition will occur until the 14th day after receiving this ESS Offer Document. C Terms Relating to Disclosure This offer is also subject to the following terms relating to disclosure: (a) this ESS Offer Document and the terms of the offer: (i) must not include a misleading or deceptive statement; and (ii) must not omit any information that would result in this document or terms of the offer being misleading or deceptive; (b) the Company must provide you with an updated ESS Offer Document as soon as practicable after becoming aware that the document that was provided has become out of date, or is otherwise not correct, in a material respect; (c) each person mentioned in items 2, 3 and 4 of the table below must notify, in writing, the Company as soon as practicable if, during the Application Period, the person becomes aware that: (i) a material statement in the documents mentioned in paragraph (a) is misleading or deceptive; or (ii) information was omitted from any of those documents that has resulted in one or more of those documents being misleading or deceptive; or (iii) a new circumstance has arisen during the Application Period which means the ESS Offer Document is out of date, or otherwise not correct, in a material respect; and (d) if you suffer loss or damage because of a contravention of a term of the offer covered by paragraph (a), (b) or (c) above, you can recover the amount of loss or damage in accordance with the table below. For the purposes of paragraph (d) above, an ESS participant must be able to recover loss or damage in accordance with the following table: Item You may recover loss or damage suffered as a result of a contravention of from these people... 1 a term of the offer covered by any of the following paragraphs: • paragraph (a) (misleading or deceptive statements and omissions); • paragraph (b) (out of date ESS Offer Document) the Company 2 a term of the offer covered by any of the following paragraphs: • paragraph (a) (misleading or deceptive statements and omissions); • paragraph (b) (out of date ESS Offer Document) each director of the Company 3 a term of the offer covered by any of the following paragraphs: • paragraph (a) (misleading or deceptive statements and omissions); a person named, with their consent, in an ESS Offer Document or the terms of the offer as a proposed director of the Company

• paragraph (b) (out of date ESS Offer Document) 4 a term of the offer covered by paragraph (a) (misleading or deceptive statements and omissions) a person named, with their consent, in the ESS Offer Document or the terms of the offer as having made: • the misleading or deceptive statement; or • a statement on which the misleading or deceptive statement is based 5 a term of the offer covered by paragraph (c) (failure to notify the Company of misleading or deceptive statement and omissions or new circumstances) the person mentioned in item 2, 3 or 4 of this table who failed to notify the Company in accordance with the term covered by paragraph (c) D Exclusions from Liability A person mentioned in the table in section C above is not liable for any loss or damage suffered by you because of a contravention of a term of the offer covered by paragraph (a) or (b) of section C above if: (a) the person: (i) made all inquiries (if any) that were reasonable in the circumstances; and (ii) after doing so, believed on reasonable grounds that the statement was not misleading or deceptive; or (b) the person did not know that the statement was misleading or deceptive; or (c) the person placed reasonable reliance on information given to the person by: (i) if the person is a body corporate or a responsible entity of a registered scheme - someone other than a director, employee or agent of the body corporate or responsible entity; or (ii) if the person is an individual—someone other than an employee or agent of the individual; or (d) for a person mentioned in column 2 of item 3 or 4 of the table in section C above - the person proves that they publicly withdrew their consent to being named in the document in that way; or (e) the contravention arose because of a new circumstance that has arisen since the ESS Offer Document was prepared and the person proves that they were not aware of the matter. * * * * * You are urged to carefully review the information contained in this ESS Offer Document and the Additional Documents. If you have any questions regarding these materials, please contact your HR Department. DANAHER CORPORATION

ADDENDUM C EMPLOYER INFORMATION STATEMENT – DENMARK STOCK OPTION GRANT EMPLOYER STATEMENT Danaher Corporation (hereinafter the “Company”) must in accordance with the Danish Act on the use of purchase rights or subscription rights to shares etc. in employment relationships (hereinafter the “Act”), provide you with the following information regarding the grant of stock options (hereinafter the “Grant”) which you have received under the Danaher Corporation Incentive Program. This statement contains only the information set out in section 3(1) of the Act. The terms of the Grant are described in detail in the Danaher Corporation 2007 Omnibus Incentive Plan (the “Plan”) and in applicable award agreement relating to your award (hereinafter the “Agreement”) 1. Date of the grant The grant date of your award is set forth in the Agreement of which this statement forms a part. 2. Terms of the grant The Grant is determined solely at the discretion of the Board (or the relevant board Committee). In its assessment, the Board (or the relevant board committee) has considered several factors, including your personal performance. Regardless of your personal performance and the Company’s future prospects, the Company may decide unilaterally and in its sole discretion, not to grant options to you in the future. Pursuant to the terms of the Plan and the Agreement, you are not entitled and have no claim to receive future options as a consequence of the Grant. 3. Exercise date Options granted under the Plan are governed by the terms and conditions set forth in the Plan and the applicable Agreement. 4. Exercise price With respect to any award of stock options, during the exercise period, the options may be exercised to purchase shares in the Company at the exercise price specified in the applicable Agreement. 5. Your rights upon termination of employment Your rights upon termination of employment are set out in the Plan and the Agreement, which contain the terms for your options in connection with disability, death, retirement, termination for gross misconduct and other terminations . 6. Financial aspects of participation in the Program The Grant may have no immediate fiscal impact for you. The value of the rights which you have been granted under the Agreement, including the value of any shares that you purchase through exercising stock options, are not taken into account when calculating holiday allowance, holiday supplement or other supplements or compensations stipulated by law, which are calculated in full or in part on the basis of the salary. Shares are financial instruments and investing in shares always involves a financial risk. The possibility of making a profit at the time you sell your shares depends on the Company’s financial performance and its future prospects, as well as other factors such as the general economic situation and the situation in the financial markets. The value of any of the Company’s ordinary shares that you purchase by exercising the share option can go both up and down. Previously achieved results of the Company’s ordinary shares do not necessarily reflect how they will perform in the future. There are no guarantees that a share which you purchase by exercising the share option will increase in value or retain the value that it had when it was purchased/granted. You are ultimately responsible for compliance with the obligations in regard to income tax, social insurances, or other tax withholdings (hereinafter “Tax-related matters”) in connection with the Grant or the exercise thereof. By accepting the Grant, you simultaneously give permission for the Company and its subsidiaries to withhold all applicable Tax-related matters that you are legally obligated to pay of your salary or other compensation paid to you by the Company or its subsidiaries, or by proceeds from the sale of shares.

ARBEJDSGIVERERKLÆRING Danaher Corporation (herefter “Selskabet”) skal, i overensstemmelse med den danske Lov om brug af køberet eller tegningsret til aktier m.v. i ansættelsesforhold (herefter “Loven”), tilvejebringe Dem følgende oplysninger angående tildeling af aktieoptioner (herefter “Tildelingen”), som De har modtaget i henhold til Danaher Corporations incitamentsprogram. Denne erklæring indeholder kun de oplysninger, der står i paragraf 3, stk. 1, i Loven. Vilkårene for Tildelingen er beskrevet detaljeret i Danaher Corporation 2007 Omnibus Incentive Plan (herefter “Programmet”) og i den relevant aftale om tildeling (herefter “Aftalen”). 1. Tildelingstidspunkt Tildelingsdatoen for Deres tildeling er fastsat i Aftalen, som denne erklæring udgør en del af. 2. Vilkår for tildelinger Tildelingen er vedtaget alene efter Bestyrelsens skøn (eller den relevante bestyrelseskomités). Bestyrelsen (eller den relevante bestyrelseskomité) har i sin bedømmelse overvejet en række faktorer, herunder Deres personlige præstationer. Uagtet Deres personlige præstation og Selskabets fremtidsudsigter kan Selskabet beslutte, alene og efter eget skøn, ikke at tildele aktieoptioner til Dem i fremtiden. I henhold til betingelserne i Programmet og Aftalen har De hverken ret til eller krav på at modtage fremtidige aktieoptioner i medfør af Tildelingen. 3. Udnyttelsesdato Optioner, der er tildelt i henhold til Programmet, er reguleret af de betingelser, der er angivet i Programmet og i Aftalen. 4. Udnyttelsespris Med hensyn til tildeling af aktieoptioner, kan optionerne i udnyttelsesperioden udnyttes for at købe aktier i Selskabet til den udnyttelsespris, der er angivet i Aftalen. 5. Deres rettigheder ved ansættelsens ophør Deres rettigheder ved ansættelsens ophør er beskrevet i Programmet og Aftalen, som indeholder vilkår om Deres aktieoptioner i tilfælde af uarbejdsdygtighed, dødsfald, pensionering, grov misligholdelse samt anden ophør af ansættelsen. 6. Økonomiske aspekter ved deltagelse i Programmet Tildelingen har næppe umiddelbar økonomisk betydning for Dem. Værdien af de rettigheder, som De har under Aftalen, herunder værdien af aktier, som De køber gennem udnyttelse af aktieoptioner tages der ikke hensyn til, når der skal beregnes feriegodtgørelse, ferietillæg eller andre tillæg eller kompensationer fastsat ved lov, som helt eller delvist udmåles på baggrund af lønnen. Aktier er finansielle instrumenter, og en investering i aktier indebærer altid en økonomisk risiko. Muligheden for fortjeneste på det tidspunkt, De sælger Deres aktier, afhænger af Selskabets økonomiske præstation og dets fremtidsudsigter samt andre faktorer som f.eks. den generelle økonomiske situation og situationen i de finansielle markeder. Værdien af hvilke som helst af Selskabets ordinære aktier, som De

køber ved at udnytte aktieoptionen kan gå både op og ned. Selskabets ordinære aktiers tidligere opnåede resultater siger ikke nødvendigvis noget om, hvordan de klarer sig fremover. Der udstedes ikke nogen garantier om, at en aktie, De køber ved at udnytte aktieoptionen stiger i værdi eller bevarer den værdi, som den havde, da den blev købt/tildelt. De er i sidste instans ansvarlig for overholdelse af forpligtelsen mht. indkomstskat, sociale forsikringer eller andre skattemæssige tilbageholdelser (herefter “Skatterelaterede forhold”) i forbindelse med Tildelingen eller udnyttelsen heraf. Ved accept af Tildelingen giver De tilladelse til, at Selskabet og dets datterselskaber tilbageholder alle gældende Skatterelaterede forhold, som De er juridisk forpligtiget til at betale ud af Deres løn eller af anden kompensation, som er udbetalt til Dem af Selskabet eller dets datterselskaber, eller af provenu fra aktiesalget.

ADDENDUM D PERSONAL DATA (PRIVACY) ORDINANCE PERSONAL INFORMATION COLLECTION STATEMENT – HONG KONG As part of its responsibilities in relation to the collection, holding, processing or use of the personal data of employees under the Personal Data (Privacy) Ordinance, the Danaher Corporation and its subsidiaries (the “Company”) and the Optionee’s Hong Kong employer, as applicable, (the “Hong Kong Employer”) hereby is providing the Optionee with the following information. Purpose From time to time, it is necessary for the Optionee to provide the Company and the Hong Kong Employer with the Optionee’s Personal Information for purposes related to the Optionee’s employment and the grant of equity compensation awards by the Company to the Optionee under the Plan, as amended and restated and any other equity compensation plan that may be established by the Company (collectively, the “Plan”), as well as managing the Optionee’s ongoing participation in the Plan and for other purposes directly relating thereunder. Transfer of Personal Data Personal data will be kept confidential but, subject to the provisions of any applicable law, may be:  made available to appropriate persons at the Company around the world (and the Optionee hereby consents to the transfer of the Optionee’s data outside of Hong Kong);  supplied to any agent, contractor or third party who provides administrative or other services to the Company and/or the Hong Kong Employer or elsewhere and who has a duty of confidentiality (examples of such persons include, but are not limited to, any third party brokers or administrators engaged by the Company in relation to the Plan, external auditors, trustees, insurance companies, actuaries and any consultants/agents appointed by the Company and/or the Hong Kong Employer to plan, provide and/or administer employee benefits and awards granted under the Plan);  disclosed to any government departments or other appropriate governmental or regulatory authorities in Hong Kong or elsewhere such as the Inland Revenue Department and the Labour Department;  made available to any actual or proposed purchaser of all or part of the business of the Company or the Hong Kong Employer, in the case of any merger, acquisition or other public offering, the purchaser or subscriber for shares in the Company or the Hong Kong Employer; and  made available to third parties in the form of marketing materials and/or directories identifying the names, office telephone numbers, email addresses and/or other contact information for key officers, senior employees and their secretaries, assistants and support staff of the Company or the Hong Kong Employer for promotional and administrative purposes. Transfer of the Optionee’s Personal Information in connection with the Plan will only be made for one or more of the purposes specified above.

Access and Correction of Personal Data Under the Personal Data (Privacy) Ordinance, the Optionee has the right to ascertain whether the Hong Kong Employer holds the Optionee’s Personal Information, to obtain a copy of the data, and to correct any data that is inaccurate. The Optionee may also request the Hong Kong Employer to inform the Optionee of the type of personal data that it holds. Requests for access and correction or for information regarding policies and practices and kinds of data in connection with the Plan should be addressed in writing to: Danaher’s Corporate Compensation department at the headquarters address of Danaher Corporation set forth above A small fee may be charged to offset our administrative costs in complying with the Optionee’s access requests. Nothing in this statement shall limit the rights of the Optionee under the Personal Data (Privacy) Ordinance. The Optionee’s signature set forth on the signature page of this Agreement represents the Optionee’s acknowledgement of the terms contained herein. * * * * *